UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23101

American Funds Strategic Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Brian C. Janssen

American Funds Strategic Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Strategic Bond FundSM Annual report for the year ended December 31, 2021

Our distinctive
approach relies
on flexibility in the
pursuit of enhanced
long-term results

American Funds Strategic Bond Fund seeks to provide maximum total return consistent with the preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.46% for Class F-2 shares and 0.74% for Class A shares as of the prospectus dated March 1, 2022 (unaudited). The expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of January 31, 2022, was 3.05% for Class F-2 shares and 2.66% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share result reflects the 3.75% maximum sales charge.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Investment portfolio

27	Financial statements

55	Board of trustees and other officers

Fellow investors:

The economic recovery from the COVID-19 recession continued in 2021, which had a mixed impact on markets. High-quality fixed income returns were generally slightly negative as bond yields began to creep higher. For the 12 months ended December 31, American Funds Strategic Bond Fund returned –0.77%.

By comparison, the unmanaged Bloomberg U.S. Aggregate Index, the core bond benchmark that the fund seeks to outpace, returned –1.54%. The fund’s peer group, the Lipper Core Plus Bond Funds Average, returned –0.86%.

During the 12-month period, the fund paid dividends totaling approximately 23 cents a share. This resulted in an income return of 1.97% for those investors who reinvested dividends and 1.96% for those who took them in cash.

Bond market overview

Despite mostly positive economic trends throughout 2021, markets were mixed. U.S. GDP is estimated to have been up sharply, over 5%. The nation’s unemployment rate also dropped from 6.7% at the end of 2020 to 3.9% by the end of 2021, low on a historical basis. A new presidential administration and Congress also passed significant new government spending measures to provide COVID relief and strengthen infrastructure. This fiscal stimulus paired with other economic improvement helped fuel strong returns for equities and other higher risk assets.

However, some of those same sources of good news had a negative impact on most high-quality bond sectors. One of the key wrinkles in the 2021 economic boom was a much higher rate of inflation due to supply shortages and other factors. The Consumer Price Index increased by 7.0% during the year, the highest in nearly 40 years. This, paired with the strength of the U.S. labor market, led the U.S. Federal Reserve to signal policy tightening in 2022. As the year ended, higher inflation began to look more persistent than expected, leading U.S. monetary policymakers to shift strategy and make plans to begin winding down asset purchases more quickly than initially planned. Additionally, they projected three or four quarter-percentage-point interest rate hikes in 2022.

Results at a glance

For periods ended December 31, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	Lifetime (since 3/18/16)

American Funds Strategic Bond Fund (Class F-2 shares)	–0.77%	8.31%	5.72%	5.29%
American Funds Strategic Bond Fund (Class A shares)	–1.13	7.98	5.44	5.02
Bloomberg U.S. Aggregate Index*	–1.54	4.79	3.57	3.11
Lipper Core Plus Bond Funds Average†	–0.86	5.75	4.09	3.92

*	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Strategic Bond Fund	1

These factors drove bond yields higher in 2021, sending many returns into negative territory. The benchmark 10-year Treasury yield ended the year at 1.51%, more than half a percentage point higher than where it began. Treasuries with intermediate maturities of two through seven years saw the biggest jump, between 0.61 and 0.90 percentage points.

Rising yields, inflation and economic growth affected sectors in different ways. For example, within high-quality bonds, Treasury Inflation-Protected Securities (TIPS) benefited from rising inflation expectations. The Bloomberg U.S. Treasury Inflation-Protected Securities Index1 returned 5.96%. Similarly, high-yield corporate bonds saw a gain, with the Bloomberg U.S. Corporate High Yield Index2 up 5.28%, as investor risk premiums fell throughout the year. Municipal bonds also saw generally positive results, propelled by better prospects for the sector’s issuers and demand from investors who anticipated the possibility of rising income tax rates.

High-quality sectors generally fared worse. The Bloomberg U.S. Corporate Investment Grade Index3 returned –1.04%. For the investment-grade sector, the risk premium demanded by investors — the bonds’ spread to Treasuries — declined only slightly by the end of 2021. The Bloomberg U.S. Treasury Index4 returned –2.32%. Although mortgage bond spreads tightened modestly, the impact of higher yields led to losses for that sector as well. The Bloomberg U.S. Mortgage Backed Securities Index5 returned –1.04%. Global bonds fared worse, with other central banks also moving to tighten. This and other factors led many countries’ bond yields to rise as well. The Bloomberg Global Aggregate Index6 returned –4.71%, and much of emerging market debt endured losses.

Inside the portfolio

Amid 2021’s challenges, American Funds Strategic Bond Fund maintained its distinctive core-plus approach, which focuses investments on high-conviction interest rate and credit strategies, consisting largely of high-quality assets such as U.S. Treasuries and investment-grade bonds. As such, there was less opportunity to capitalize on major market movements. The fund still delivered a strong outcome relative to its benchmark and peer average without chasing high risk assets.

We treat our interest rate positioning strategy as a package of investments. Those include convictions of where we see appropriate interest rate exposure along different maturity profiles of the Treasury yield curve as well as Treasury Inflation-Protected Securities (TIPS). For example, in 2021, when inflation and interest rates began to rise, we had exposure to short-term interest rates, as we believed that the Fed would err on the side of cautiousness and leave monetary policy loose even in the face of rising inflation. But as a hedge to that view, we were also investing in TIPS. If inflation expectations reset higher and the Fed projected raising short-term rates more aggressively, gains in TIPS values would staunch bond losses from higher yields. This played out. While our interest rate exposure had a negative impact, our TIPS holdings led to a net positive relative result.

Credit decisions were mixed from a sector selection standpoint. Exposure to investment-grade credit (rated BBB and above) was less than that of the benchmark. This position reduced relative results in a year when this bond sector’s return, though negative, outpaced the broader index return. The fund’s holdings in high-yield bonds (rated BB and below), on the other hand, provided a positive impact. The benchmark index does not hold high-yield bonds. Here, credit spreads tightened sharply, leading the sector to serve as one of the strongest parts of the fixed income market in 2021. Altogether, credit provided a net positive impact relative to the benchmark.

Securitized investments boosted relative returns during the year, from both sector and security selection standpoints. The fund was less exposed to mortgage-backed securities over the period than the index. Due to the sector’s weak results, the fund’s position provided a positive relative contribution. Selections of some asset-backed securities that varied from those in the index also produced positive returns, enhancing relative results.

Emerging markets debt also provided a modest relative contribution. Although the sector itself had negative returns during the year, strong security selection led to a better outcome. These decisions came largely from U.S. dollar-denominated emerging markets bonds.

At times, the fund’s interest rate strategies utilized interest rate swaps and futures to better execute the portfolio’s positioning based on how we expected yields to move. These, and the use of credit default swaps used to manage exposure to corporate bonds, had a net positive impact on results by helping to express our convictions more efficiently.

[1]	Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index consists of investment-grade, fixed-rate, publicly placed, dollar-denominated and non-convertible inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, and have at least $250 million par amount outstanding.
[2]	Bloomberg U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment-grade debt.
[3]	Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
[4]	The Bloomberg U.S. Treasury Index includes public obligations of the U.S. Treasury, i.e. U.S. government bonds. Certain Treasury bills are excluded by a maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.
[5]	Bloomberg U.S. Mortgage Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
[6]	Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets.

2	American Funds Strategic Bond Fund

Looking ahead

At this point, 2022 is shaping up to be another challenging year for fixed income markets. The Fed appears to be on a very aggressive track relative to what it had projected as recently as early fall 2021. Markets anticipate we could see as many as four interest rate hikes, a full percentage point total, this year. The U.S. central bank has also begun considering quantitative tightening — choosing not to reinvest maturing assets in their portfolio — possibly starting in the first half of the year. The pivot comes as monetary policymakers are becoming increasingly concerned that high inflation may be more persistent than previously thought.

While the Fed’s tightening could create a minor headwind for growth, we expect another positive year, though more subdued than 2021’s extremely strong economic expansion. However, much of that optimism has already been reflected by current bond prices. As a result, spreads across a number of fixed income sectors look tight on a historical basis. Investors are being paid modest compensation, considering the potential for volatility as rates rise and broader uncertainty as the world continues to grapple with the impacts of the third year of a pandemic. That leads us to remain cautious on credit. The fund’s positioning going into the start of the year, thus, seeks to withstand an increase in volatility.

Managers will seek idiosyncratic opportunities where they see relative value in different corners of the market, informed by our analyst research. On inflation, we believe there is more risk for it moving somewhat higher than lower over the near term. While some expectations of persistently higher inflation have been priced into some TIPS, we will pursue those where expectations remain more benign. As such, we are likely to continue to maintain an allocation to this sector.

We will also pay attention to the evolution of the way people work and how businesses operate due to the impacts of COVID. Although negative impacts were clear over the past few years, we may see some positive outcomes due to workers refining their skills and higher productivity. This could play out in a variety of different ways and create opportunities for investors.

Whatever challenges the future may hold, American Funds Strategic Bond Fund will continue to invest through its approach that stresses high-conviction interest rate positioning and careful research-driven credit investing. Our management team appreciates your support and remains dedicated to pursuing excess returns while maintaining strong diversification from equities.

Cordially,

Ritchie R. Tuazon
President

February 9, 2022

For current information about the fund, visit capitalgroup.com.

American Funds Strategic Bond Fund	3

The value of a $10,000 investment

How a hypothetical $10,000 investment has fared (for the period March 18, 2016, to December 31, 2021, with distributions reinvested).

Fund results shown are for Class F-2 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625.1 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Refinitiv Lipper. Results of the Lipper Core Plus Bond Funds Average do not reflect any sales charges. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[3]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2021)

	1 year	5 years	Lifetime (since 3/18/16)

Class F-2 shares	–0.77%	5.72%	5.29%
Class A shares*	–4.87	4.64	4.32

*	Assumes payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

4	American Funds Strategic Bond Fund

Investment portfolio December 31, 2021

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	36.96%
AAA/Aaa	2.51
AA/Aa	6.29
A/A	16.70
BBB/Baa	13.03
Below investment grade	16.74
Unrated	.28
Short-term securities & other assets less liabilities	7.49
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 92.50%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 36.78%
U.S. Treasury 19.13%
U.S. Treasury 1.50% 2022	$4,000	$4,031
U.S. Treasury 1.50% 2024	97	98
U.S. Treasury 2.25% 2024	1,224	1,264
U.S. Treasury 0.50% 2025[1]	44,338	43,605
U.S. Treasury 0.875% 2026	2,093	2,057
U.S. Treasury 1.625% 2026	385	392
U.S. Treasury 1.75% 2026	24,924	25,523
U.S. Treasury 1.875% 2026	566	582
U.S. Treasury 1.25% 2028[1]	30,001	29,742
U.S. Treasury 3.125% 2028	205	227
U.S. Treasury 1.25% 2031	78,023	76,310
U.S. Treasury 4.375% 2039	209,700	292,584
U.S. Treasury 1.125% 2040	45,000	39,302
U.S. Treasury 1.75% 2041[1]	447,578	433,869
U.S. Treasury 1.875% 2041	268,000	265,316
U.S. Treasury 2.25% 2041	98,018	102,953
U.S. Treasury 1.375% 2050	62,700	55,044
U.S. Treasury 1.625% 2050	66,000	61,589
U.S. Treasury 1.875% 2051	36,036	35,792
U.S. Treasury 2.00% 2051[1]	387,316	395,332
U.S. Treasury 2.375% 2051	77,828	86,109
		1,951,721

American Funds Strategic Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 17.65%
U.S. Treasury Inflation-Protected Security 0.125% 2025[2]	$38,152	$41,171
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	45,242	49,230
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	445,852	485,230
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	113,137	122,159
U.S. Treasury Inflation-Protected Security 0.125% 2031[2]	304,010	340,405
U.S. Treasury Inflation-Protected Security 0.125% 2031[2]	196,842	221,271
U.S. Treasury Inflation-Protected Security 0.25% 2050[2]	3,508	4,244
U.S. Treasury Inflation-Protected Security 0.125% 2051[1,2]	453,565	537,199
		1,800,909

Total U.S. Treasury bonds & notes		3,752,630

Corporate bonds, notes & loans 32.07%
Financials 5.59%
Advisor Group Holdings, LLC 6.25% 2028[3]	2,500	2,597
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032	22,152	22,586
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041	12,312	12,847
AG Merger Sub II, Inc. 10.75% 2027[3]	2,500	2,779
Alliant Holdings Intermediate, LLC 6.75% 2027[3]	3,000	3,116
Alliant Holdings Intermediate, LLC / Alliant Holdings 4.25% 2027[3]	12,505	12,518
Arthur J. Gallagher & Co. 3.50% 2051	5,758	6,095
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[4,5]	3,535	3,548
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México 5.375% 2025[3]	5,250	5,736
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[6]	5,000	5,118
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[6]	11,400	10,928
Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[6]	16,500	16,241
Bank of America Corp. 2.687% 2032 (USD-SOFR + 1.32% on 4/22/2031)[6]	10,482	10,649
Bank of America Corp. 2.831% 2051 (USD-SOFR + 1.88% on 10/24/2050)[6]	4,861	4,786
Bank of America Corp. 2.972% 2052 (USD-SOFR + 1.56% on 7/21/2051)[6]	8,250	8,295
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[3,6]	7,975	7,824
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 2031	2,813	2,701
Chubb INA Holdings, Inc. 2.85% 2051	8,089	8,130
Citigroup, Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[6]	4,375	4,589
Citigroup, Inc. 4.412% 2031 (USD-SOFR + 3.914% on 3/31/2030)[6]	3,550	4,058
Citigroup, Inc. 2.561% 2032 (USD-SOFR + 1.167% on 5/1/2031)[6]	12,513	12,591
Coinbase Global, Inc. 3.375% 2028[3]	11,300	10,575
Coinbase Global, Inc. 3.625% 2031[3]	10,125	9,333
Commonwealth Bank of Australia 2.688% 2031[3]	6,975	6,866
Compass Diversified Holdings 5.25% 2029[3]	5,280	5,540
Compass Diversified Holdings 5.00% 2032[3]	5,100	5,235
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[3,6]	10,225	11,289
Danske Bank AS 3.875% 2023[3]	4,600	4,787
Deutsche Bank AG 2.222% 2024 (USD-SOFR + 2.159% on 9/18/2023)[6]	1,995	2,022
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[6]	9,425	9,413
Deutsche Bank AG 3.035% 2032 (USD-SOFR + 1.718% on 5/28/2031)[6]	8,875	8,951
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 7.00% 2026[4,5,7,8]	2,248	2,129
Digital Currency Group, Inc., Term Loan, 8.75% 2026[4,7,8]	2,997	2,839
FS Energy and Power Fund 7.50% 2023[3]	4,098	4,278
Goldman Sachs Group, Inc. 1.948% 2027 (USD-SOFR + 0.913% on 10/21/2026)[6]	9,340	9,303
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[6]	1,070	1,165
Goldman Sachs Group, Inc. 2.60% 2030	7,915	8,056
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[6]	17,185	17,327
Goldman Sachs Group, Inc. 2.65% 2032 (USD-SOFR + 1.264% on 10/21/2031)[6]	40,000	40,290
Goldman Sachs Group, Inc. 3.21% 2042 (USD-SOFR + 1.513% on 4/22/2041)[6]	8,858	9,204
Hightower Holding, LLC 6.75% 2029[3]	3,380	3,477
HSBC Holdings PLC 2.251% 2027 (USD-SOFR + 1.10% on 11/22/2026)[6]	20,000	20,053
Huarong Finance 2017 Co., Ltd. (3-month USD-LIBOR + 1.15%) 1.294% 2022[5]	433	427
Huarong Finance 2017 Co., Ltd. (3-month USD-LIBOR + 1.85%) 1.985% 2022[5]	1,046	1,044
Huarong Finance 2017 Co., Ltd. (3-month USD-LIBOR + 1.325%) 1.455% 2023[5]	2,055	2,007
Huarong Finance 2017 Co., Ltd. 4.75% 2027	2,024	2,092
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 1.295% 2023[5]	2,483	2,433
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 1.43% 2025[5]	2,993	2,858
Huarong Finance II Co., Ltd. 5.00% 2025	2,702	2,813
Huarong Finance II Co., Ltd. 5.50% 2025	3,056	3,213

6	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Huarong Finance II Co., Ltd. 4.625% 2026	$1,072	$1,108
Huarong Finance II Co., Ltd. 4.875% 2026	476	495
HUB International, Ltd. 5.625% 2029[3]	8,630	8,904
Intercontinental Exchange, Inc. 2.65% 2040	5,700	5,525
Iron Mountain Information Management Services, Inc. 5.00% 2032[3]	9,875	10,126
JPMorgan Chase & Co. 2.005% 2026 (USD-SOFR + 1.585% on 3/13/2025)[6]	10,000	10,125
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[6]	3,816	3,861
JPMorgan Chase & Co. 1.953% 2032 (USD-SOFR + 1.065% on 2/4/2031)[6]	9,675	9,328
JPMorgan Chase & Co. 2.545% 2032 (USD-SOFR + 1.18% on 11/8/2031)[6]	15,040	15,141
JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[6]	9,139	9,266
JPMorgan Chase & Co. 3.109% 2051 (USD-SOFR + 3.109% on 4/22/2050)[6]	3,600	3,730
Kasikornbank PCL HK 3.343% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[6]	5,000	5,007
Ladder Capital Corp. 4.25% 2027[3]	6,000	6,046
LPL Holdings, Inc. 4.625% 2027[3]	1,505	1,560
LPL Holdings, Inc. 4.00% 2029[3]	3,900	3,999
Marsh & McLennan Companies, Inc. 2.375% 2031	7,309	7,387
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[6]	3,159	3,130
Morgan Stanley 2.239% 2032 (USD-SOFR + 1.178% on 7/21/2031)[6]	17,686	17,317
National Australia Bank, Ltd. 2.99% 2031[3]	17,000	17,067
National Financial Partners Corp. 6.875% 2028[3]	3,685	3,701
Navient Corp. 5.625% 2033	8,350	7,965
Toronto-Dominion Bank 2.00% 2031	20,000	19,736
Travelers Companies, Inc. 2.55% 2050	361	344
UBS Group AG 4.375% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.313% on 2/10/2031)[3,6]	5,375	5,323
Vigorous Champion International, Ltd. 4.25% 2029	1,012	1,069
Wells Fargo & Company 3.196% 2027 (3-month USD-LIBOR + 1.17% on 6/17/2026)[6]	1,650	1,741
Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[6]	4,114	4,204
Wells Fargo & Company 5.013% 2051 (3-month USD-LIBOR + 4.24% on 4/4/2050)[6]	2,200	3,010
Westpac Banking Corp. 1.953% 2028	7,248	7,225
		570,191

Consumer discretionary 4.89%
Affinity Gaming 6.875% 2027[3]	3,000	3,124
Allied Universal Holdco LLC 4.625% 2028[3]	4,720	4,725
Allied Universal Holdco LLC 6.00% 2029[3]	1,915	1,865
Amazon.com, Inc. 1.00% 2026	20,000	19,824
Amazon.com, Inc. 2.10% 2031	20,000	20,291
Amazon.com, Inc. 3.10% 2051	10,000	10,703
Asbury Automotive Group, Inc. 4.625% 2029[3]	2,865	2,923
Asbury Automotive Group, Inc. 5.00% 2032[3]	3,495	3,632
Atlas LuxCo 4 SARL 4.625% 2028[3]	3,605	3,544
Bayerische Motoren Werke AG 3.90% 2025[3]	5,300	5,704
Bayerische Motoren Werke AG 2.55% 2031[3]	2,600	2,670
Booking Holdings, Inc. 4.625% 2030	4,000	4,679
Boyd Gaming Corp. 8.625% 2025[3]	1,811	1,943
Boyd Gaming Corp. 4.75% 2027	2,300	2,350
Boyd Gaming Corp. 4.75% 2031[3]	9,565	9,773
Burger King Corp. 5.75% 2025[3]	3,200	3,324
Caesars Entertainment, Inc. 6.25% 2025[3]	2,795	2,937
Caesars Entertainment, Inc. 4.625% 2029[3]	2,455	2,460
Caesars Resort Collection, LLC 5.75% 2025[3]	2,705	2,828
Carnival Corp. 10.50% 2026[3]	4,380	5,005
Carnival Corp. 5.75% 2027[3]	5,000	5,007
Carnival Corp. 4.00% 2028[3]	11,000	10,940
Carnival Corp. 6.00% 2029[3]	5,500	5,483
Carvana Co. 5.50% 2027[3]	3,275	3,246
Carvana Co. 5.875% 2028[3]	9,000	8,979
CEC Entertainment, Inc. 6.75% 2026[3]	3,770	3,699
Daimler Trucks Finance North America, LLC 2.375% 2028[3]	7,775	7,817
Daimler Trucks Finance North America, LLC 2.50% 2031[3]	19,871	19,883
Everi Holdings, Inc. 5.00% 2029[3]	9,000	9,105
Fertitta Entertainment, Inc. 6.75% 2024[3]	5,435	5,442
Ford Motor Credit Company LLC 2.70% 2026	6,995	7,065
Ford Motor Credit Company LLC 4.00% 2030	5,725	6,169
Full House Resorts, Inc. 8.25% 2028[3]	1,835	1,929

American Funds Strategic Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
General Motors Company 6.80% 2027	$1,882	$2,312
Grand Canyon University 3.25% 2023	5,500	5,528
Grand Canyon University 4.375% 2026	10,000	10,075
Grand Canyon University 5.125% 2028	7,000	7,205
Grupo Axo, SAPI de CV 5.75% 2026[3]	4,450	4,471
Hilton Grand Vacations Borrower 5.00% 2029[3]	10,865	11,154
Hilton Worldwide Holdings, Inc. 4.00% 2031[3]	4,485	4,593
Home Depot, Inc. 2.95% 2029	1,435	1,530
International Game Technology PLC 5.25% 2029[3]	5,600	5,942
Marriott International, Inc. 5.75% 2025	129	145
Marriott International, Inc. 2.85% 2031	13,790	13,762
Marriott International, Inc. 2.75% 2033	1,915	1,860
McDonald’s Corp. 3.625% 2049	979	1,085
McDonald’s Corp. 4.20% 2050	2,259	2,742
Melco International Development, Ltd. 5.375% 2029[3]	10,460	10,162
MercadoLibre, Inc. 2.375% 2026	4,255	4,143
MercadoLibre, Inc. 3.125% 2031	1,275	1,207
MGM Growth Properties LLC 3.875% 2029[3]	6,800	7,150
MGM Resorts International 6.00% 2023	1,900	1,988
MGM Resorts International 6.75% 2025	3,500	3,661
Mohegan Gaming & Entertainment 8.00% 2026[3]	20,000	21,024
Motel 6 Operating LP, Term Loan B, (1-month USD-LIBOR + 5.00%) 5.75% 2026[4,5]	2,125	2,145
NCL Corp., Ltd. 5.875% 2026[3]	5,600	5,582
Nordstrom, Inc. 4.25% 2031	6,000	5,904
Norwegian Cruise Line Holdings, Ltd. 10.25% 2026[3]	4,617	5,375
Party City Holdings, Inc. 6.625% 2026[3]	560	479
Party City Holdings, Inc. 8.75% 2026[3]	6,210	6,418
Playa Resorts Holding BV, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.75% 2024[4,5]	4,942	4,830
Premier Entertainment Sub LLC 5.625% 2029[3]	15,000	14,904
Premier Entertainment Sub LLC 5.875% 2031[3]	15,000	15,075
Real Hero Merger Sub 2, Inc. 6.25% 2029[3]	975	975
Royal Caribbean Cruises, Ltd. 10.875% 2023[3]	4,955	5,420
Royal Caribbean Cruises, Ltd. 4.25% 2026[3]	11,500	11,151
Royal Caribbean Cruises, Ltd. 5.50% 2028[3]	5,000	5,066
Sally Holdings LLC and Sally Capital, Inc. 5.625% 2025	5,600	5,729
Sally Holdings LLC and Sally Capital, Inc. 8.75% 2025[3]	3,195	3,406
Sands China, Ltd. 5.40% 2028	3,250	3,503
Scientific Games Corp. 8.25% 2026[3]	4,045	4,263
Stellantis Finance US, Inc. 1.711% 2027[3]	18,350	18,047
Stellantis Finance US, Inc. 2.691% 2031[3]	15,100	14,865
Toyota Motor Credit Corp. 3.375% 2030	2,865	3,143
Universal Entertainment Corp. 8.50% 2024[3]	5,500	5,799
VICI Properties LP / VICI Note Co., Inc. 3.75% 2027[3]	955	987
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[3]	7,860	8,326
Viking Cruises, Ltd. 13.00% 2025[3]	1,810	2,051
Wheel Pros, Inc. 6.50% 2029[3]	2,185	2,101
Wyndham Worldwide Corp. 4.375% 2028[3]	3,340	3,446
Wynn Resorts, Ltd. 7.75% 2025[3]	775	814
Wynn Resorts, Ltd. 5.125% 2029[3]	6,100	6,201
YUM! Brands, Inc. 7.75% 2025[3]	2,003	2,113
		498,925

Health care 4.55%
AbbVie, Inc. 2.60% 2024	3,800	3,945
AbbVie, Inc. 2.95% 2026	2,516	2,653
AbbVie, Inc. 4.25% 2049	1,312	1,581
AmerisourceBergen Corp. 2.70% 2031	9,250	9,355
AstraZeneca Finance LLC 1.75% 2028	13,095	13,029
AstraZeneca Finance LLC 2.25% 2031	1,020	1,028
AstraZeneca PLC 3.375% 2025	3,600	3,867
Avantor Funding, Inc. 4.625% 2028[3]	5,785	6,040
Banner Health 2.913% 2051	10,000	10,137
Bausch Health Companies, Inc. 9.25% 2026[3]	6,930	7,328
Bausch Health Companies, Inc. 5.00% 2029[3]	5,100	4,509
Baxter International, Inc. 2.272% 2028[3]	5,032	5,073
Baxter International, Inc. 2.539% 2032[3]	8,938	9,039
Baylor Scott & White Holdings 0.827% 2025	5,463	5,310

8	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Baylor Scott & White Holdings 1.777% 2030	$19,087	$18,441
Centene Corp. 4.25% 2027	3,335	3,483
Centene Corp. 2.45% 2028	24,165	23,840
Centene Corp. 4.625% 2029	2,990	3,230
Centene Corp. 3.00% 2030	3,625	3,691
Centene Corp. 2.625% 2031	6,580	6,459
Change Healthcare Holdings, LLC 5.75% 2025[3]	9,000	9,088
Charles River Laboratories International, Inc. 3.75% 2029[3]	1,545	1,563
Charles River Laboratories International, Inc. 4.00% 2031[3]	2,615	2,683
Cigna Corp. 2.375% 2031	7,171	7,215
Community Health Systems, Inc. 5.625% 2027[3]	2,920	3,094
Community Health Systems, Inc. 6.00% 2029[3]	3,690	3,940
CVS Health Corp. 1.75% 2030	1,865	1,779
CVS Health Corp. 3.75% 2030	2,135	2,343
CVS Health Corp. 4.25% 2050	1,064	1,289
Endo DAC / Endo Finance LLC / Endo Finco 6.00% 2028[3]	4,300	3,210
Endo International PLC 5.875% 2024[3]	625	616
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[3]	2,725	2,676
HCA, Inc. 3.50% 2030	3,300	3,494
HCA, Inc. 5.25% 2049	2,300	2,960
Jazz Securities DAC 4.375% 2029[3]	2,990	3,101
LifePoint Health, Inc. 6.75% 2025[3]	2,500	2,609
Merck & Co., Inc. 1.90% 2028	13,052	13,122
Merck & Co., Inc. 2.15% 2031	16,493	16,553
Merck & Co., Inc. 2.75% 2051	8,271	8,200
Molina Healthcare, Inc. 4.375% 2028[3]	8,290	8,553
Molina Healthcare, Inc. 3.875% 2030[3]	1,665	1,730
Molina Healthcare, Inc. 3.875% 2032[3]	8,020	8,083
Mozart Debt Merger Sub, Inc. 3.875% 2029[3]	5,000	4,992
Mozart Debt Merger Sub, Inc. 5.25% 2029[3]	8,000	8,126
Organon Finance 1 LLC 4.125% 2028[3]	5,545	5,645
Par Pharmaceutical, Inc. 7.50% 2027[3]	3,000	3,070
Radiology Partners, Inc. 9.25% 2028[3]	665	699
Roche Holdings, Inc. 1.93% 2028[3]	25,000	25,170
Roche Holdings, Inc. 2.076% 2031[3]	21,743	21,697
Roche Holdings, Inc. 2.607% 2051[3]	9,473	9,321
Summa Health 3.511% 2051	9,945	10,517
Sutter Health 1.321% 2025	6,000	5,952
Team Health Holdings, Inc. 6.375% 2025[3]	1,475	1,390
Tenet Healthcare Corp. 7.50% 2025[3]	3,000	3,161
Tenet Healthcare Corp. 5.125% 2027[3]	4,100	4,275
Tenet Healthcare Corp. 6.125% 2028[3]	2,900	3,069
Tenet Healthcare Corp. 4.375% 2030[3]	15,000	15,223
Teva Pharmaceutical Finance Co. BV 6.00% 2024	5,710	5,990
Teva Pharmaceutical Finance Co. BV 7.125% 2025	1,750	1,875
Teva Pharmaceutical Finance Co. BV 3.15% 2026	7,300	6,873
Teva Pharmaceutical Finance Co. BV 4.75% 2027	14,245	14,133
Teva Pharmaceutical Finance Co. BV 6.75% 2028	3,900	4,159
Teva Pharmaceutical Finance Co. BV 5.125% 2029	16,280	15,988
Teva Pharmaceutical Finance Co. BV 4.10% 2046	5,000	4,233
UnitedHealth Group, Inc. 2.30% 2031	12,724	12,959
UnitedHealth Group, Inc. 3.25% 2051	14,216	15,411
Valeant Pharmaceuticals International, Inc. 8.50% 2027[3]	700	736
West Virginia United Health System Obligated Group 3.129% 2050	2,775	2,739
Zoetis, Inc. 2.00% 2030	7,000	6,909
		464,251

Energy 3.84%
AI Candelaria (Spain), SLU 5.75% 2033[3]	2,990	2,897
Apache Corp. 4.625% 2025	5,395	5,800
Apache Corp. 4.25% 2030	495	538
Apache Corp. 5.35% 2049	350	400
Baker Hughes, a GE Co. 2.061% 2026	3,341	3,373
Canadian Natural Resources, Ltd. 2.95% 2023	325	331
Canadian Natural Resources, Ltd. 3.85% 2027	2,000	2,144
Canadian Natural Resources, Ltd. 2.95% 2030	6,455	6,545
Cenovus Energy, Inc. 5.375% 2025	1,095	1,209

American Funds Strategic Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Cenovus Energy, Inc. 5.25% 2037	$523	$619
Cenovus Energy, Inc. 5.40% 2047	364	454
Cheniere Energy Partners LP 4.00% 2031	4,790	5,031
Cheniere Energy, Inc. 3.70% 2029	4,974	5,332
Chesapeake Energy Corp. 5.50% 2026[3]	1,800	1,897
Chesapeake Energy Corp. 5.875% 2029[3]	1,550	1,660
Chevron Corp. 2.236% 2030	3,290	3,331
Chevron Corp. 3.078% 2050	1,181	1,257
Comstock Resources, Inc. 5.875% 2030[3]	3,015	3,095
Continental Resources, Inc. 2.875% 2032[3]	5,739	5,623
CrownRock LP / CrownRock Finance, Inc. 5.00% 2029[3]	7,000	7,273
Diamondback Energy, Inc. 4.75% 2025	6,700	7,345
DT Midstream, Inc. 4.375% 2031[3]	9,905	10,317
Enbridge Energy Partners LP 5.875% 2025	155	177
Enbridge Energy Partners LP 7.375% 2045	256	401
Enbridge, Inc. 3.40% 2051	2,564	2,605
Energean Israel Finance, Ltd. 4.50% 2024[3]	2,395	2,413
Energean Israel Finance, Ltd. 5.875% 2031[3]	2,765	2,723
Energy Transfer Operating LP 2.90% 2025	3,201	3,309
Energy Transfer Operating LP 3.75% 2030	6,403	6,792
Energy Transfer Partners LP 6.125% 2045	1,170	1,459
Energy Transfer Partners LP 5.30% 2047	647	752
Energy Transfer Partners LP 6.00% 2048	352	438
Energy Transfer Partners LP 6.25% 2049	1,000	1,309
Energy Transfer Partners LP 6.50% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.694% on 11/15/2026)[6]	2,848	2,905
Energy Transfer Partners LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[6]	2,700	2,568
Enterprise Products Operating LLC 2.80% 2030	1,319	1,377
Enterprise Products Operating LLC 3.20% 2052	1,697	1,669
EQM Midstream Partners LP 6.00% 2025[3]	7,200	7,838
EQM Midstream Partners LP 6.50% 2027[3]	3,620	4,059
EQM Midstream Partners LP 4.50% 2029[3]	2,555	2,661
EQM Midstream Partners LP 4.75% 2031[3]	2,850	3,018
EQT Corp. 6.625% 2025[6]	2,000	2,258
EQT Corp. 3.90% 2027	2,500	2,684
EQT Corp. 5.00% 2029	980	1,087
EQT Corp. 3.625% 2031[3]	3,015	3,133
Equinor ASA 3.70% 2050	1,217	1,397
Exxon Mobil Corp. 4.227% 2040	1,200	1,419
Exxon Mobil Corp. 3.452% 2051	1,229	1,334
Gray Oak Pipeline, LLC 2.60% 2025[3]	4,442	4,452
Guara Norte SARL 5.198% 2034[3]	10,175	10,012
Hilcorp Energy I, LP 5.75% 2029[3]	1,285	1,326
Hilcorp Energy I, LP 6.00% 2031[3]	865	896
Kinder Morgan, Inc. 2.00% 2031	1,573	1,499
Kinder Morgan, Inc. 5.20% 2048	1,044	1,293
Kinder Morgan, Inc. 3.25% 2050	3,345	3,210
Leviathan Bond, Ltd. 5.75% 2023[3]	3,410	3,509
Leviathan Bond, Ltd. 6.75% 2030[3]	3,245	3,497
Magellan Midstream Partners LP 3.95% 2050	12,500	13,276
Marathon Oil Corp. 4.40% 2027	1,175	1,288
MPLX LP 1.75% 2026	5,933	5,879
MPLX LP 2.65% 2030	6,409	6,387
MPLX LP 5.50% 2049	1,750	2,240
Murphy Oil Corp. 5.875% 2027	1,965	2,032
MV24 Capital BV 6.748% 2034	6,745	6,966
MV24 Capital BV 6.748% 2034[3]	1,296	1,338
Neptune Energy Group Holdings, Ltd. 6.625% 2025[3]	2,775	2,839
New Fortress Energy, Inc. 6.50% 2026[3]	6,985	6,941
NGL Energy Operating LLC 7.50% 2026[3]	12,925	13,346
NGPL PipeCo LLC 3.25% 2031[3]	5,000	5,085
Occidental Petroleum Corp. 3.50% 2029	2,236	2,301
ONEOK, Inc. 5.85% 2026	5,053	5,800
ONEOK, Inc. 4.55% 2028	130	144
ONEOK, Inc. 4.35% 2029	230	251
ONEOK, Inc. 3.10% 2030	1,788	1,823

10	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
ONEOK, Inc. 6.35% 2031	$6,154	$7,735
ONEOK, Inc. 4.95% 2047	402	466
ONEOK, Inc. 5.20% 2048	4,988	6,042
ONEOK, Inc. 7.15% 2051	2,610	3,775
Petrobras Global Finance Co. 6.75% 2050	5,680	5,951
Petróleos Mexicanos 6.875% 2025[3]	25,000	27,345
Petróleos Mexicanos 4.50% 2026	2,188	2,216
Petróleos Mexicanos 6.50% 2029	305	317
Petróleos Mexicanos 5.95% 2031	625	609
Petróleos Mexicanos 6.70% 2032[3]	11,544	11,682
Petrorio Luxembourg SARL 6.125% 2026[3]	6,090	6,116
Pioneer Natural Resources Company 1.90% 2030	6,555	6,233
Qatar Petroleum 3.30% 2051[3]	5,855	6,048
Range Resources Corp. 9.25% 2026	4,000	4,316
Rattler Midstream Partners LP 5.625% 2025[3]	1,165	1,213
SA Global Sukuk, Ltd. 2.694% 2031[3]	9,860	9,936
Sabine Pass Liquefaction, LLC 4.50% 2030	6,020	6,797
SM Energy Co. 6.50% 2028	1,350	1,399
Southwestern Energy Co. 8.375% 2028	1,035	1,157
Southwestern Energy Co. 5.375% 2030	8,780	9,423
Southwestern Energy Co. 4.75% 2032	2,200	2,321
Sunoco Logistics Operating Partners LP 5.40% 2047	1,090	1,282
Sunoco LP 4.50% 2029	2,595	2,640
Targa Resources Partners LP 5.375% 2027	5,400	5,572
Targa Resources Partners LP 4.875% 2031	3,290	3,579
TransCanada PipeLines, Ltd. 4.10% 2030	1,010	1,128
Venture Global Calcasieu Pass, LLC 4.125% 2031[3]	3,970	4,215
Western Midstream Operating, LP 4.35% 2025 (4.10% on 2/1/2022)[6]	1,532	1,603
Western Midstream Operating, LP 5.30% 2030 (5.05% on 2/1/2022)[6]	1,101	1,212
Western Midstream Operating, LP 6.50% 2050 (6.25% on 2/1/2022)[6]	2,539	3,006
		391,220

Industrials 3.22%
Allison Transmission Holdings, Inc. 3.75% 2031[3]	4,575	4,469
American Airlines, Inc. 5.75% 2029[3]	8,000	8,566
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 3.50% 2028[4,5]	9,000	8,982
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 6.25% 2029[4,5]	2,590	2,630
Avis Budget Car Rental, LLC 5.75% 2027[3]	5,340	5,556
Avis Budget Group, Inc. 5.375% 2029[3]	4,030	4,257
Boeing Company 4.875% 2025	162	177
Boeing Company 5.15% 2030	22,866	26,663
Boeing Company 3.625% 2031	7,848	8,379
Boeing Company 3.60% 2034	6,460	6,779
Boeing Company 5.705% 2040	4,000	5,145
Bombardier, Inc. 7.125% 2026[3]	7,405	7,692
Bombardier, Inc. 7.875% 2027[3]	3,000	3,115
Bombardier, Inc. 6.00% 2028[3]	4,180	4,199
Burlington Northern Santa Fe LLC 3.30% 2051	13,321	14,498
BWX Technologies, Inc. 4.125% 2028[3]	4,760	4,838
Canadian Pacific Railway, Ltd. 2.05% 2030	2,000	1,973
Canadian Pacific Railway, Ltd. 2.45% 2031	5,593	5,709
Canadian Pacific Railway, Ltd. 3.00% 2041	9,303	9,531
Canadian Pacific Railway, Ltd. 3.10% 2051	11,307	11,650
Carrier Global Corp. 2.242% 2025	943	966
Carrier Global Corp. 2.493% 2027	780	802
Carrier Global Corp. 3.377% 2040	1,028	1,076
Carrier Global Corp. 3.577% 2050	893	952
Clarivate Science Holdings Corp. 3.875% 2028[3]	2,525	2,543
Clarivate Science Holdings Corp. 4.875% 2029[3]	3,325	3,378
CoreLogic, Inc. 4.50% 2028[3]	14,000	13,968
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[4,5]	3,375	3,415
CP Atlas Buyer, Inc. 7.00% 2028[3]	950	947
CSX Corp. 2.40% 2030	2,228	2,266
CSX Corp. 3.80% 2050	546	623
Dun & Bradstreet Corp. 6.875% 2026[3]	865	900
F-Brasile SpA 7.375% 2026[3]	526	524
General Dynamics Corp. 2.25% 2031	8,576	8,731

American Funds Strategic Bond Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
GFL Environmental, Inc. 3.75% 2025[3]	$7,700	$7,787
PM General Purchaser LLC 9.50% 2028[3]	9,000	9,131
Rolls-Royce PLC 5.75% 2027[3]	10,265	11,362
Roper Technologies, Inc. 1.75% 2031	23,000	21,625
SkyMiles IP, Ltd. 4.50% 2025[3]	4,500	4,732
SkyMiles IP, Ltd. 4.75% 2028[3]	2,760	3,016
SkyMiles IP, Ltd., Term Loan, (3-month USD-LIBOR + 3.75%) 4.75% 2027[4,5]	3,000	3,180
SRS Distribution, Inc. 4.625% 2028[3]	3,655	3,674
TransDigm, Inc. 6.25% 2026[3]	3,000	3,122
TransDigm, Inc. 5.50% 2027	5,000	5,159
TransDigm, Inc. 4.875% 2029	1,990	2,002
Union Pacific Corp. 2.375% 2031	26,768	27,314
Union Pacific Corp. 2.95% 2052	9,118	9,250
Union Pacific Corp. 3.95% 2059	3,000	3,562
United Airlines Holdings, Inc. 6.50% 2027[3]	3,905	4,174
United Airlines, Inc. 4.375% 2026[3]	3,605	3,764
United Airlines, Inc. 4.625% 2029[3]	2,920	3,017
Vertical Holdco GMBH 7.625% 2028[3]	1,400	1,502
Vertical U.S. Newco, Inc. 5.25% 2027[3]	2,625	2,763
WESCO Distribution, Inc. 7.125% 2025[3]	5,835	6,193
WESCO Distribution, Inc. 7.25% 2028[3]	6,085	6,681
		328,909

Communication services 2.28%
AT&T, Inc. 4.35% 2029	1,250	1,405
AT&T, Inc. 2.25% 2032	5,000	4,837
AT&T, Inc. 3.30% 2052	3,000	2,946
AT&T, Inc. 3.50% 2053	19,942	20,157
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[3]	2,200	2,292
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[3]	13,500	13,646
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2033[3]	7,875	8,047
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2034[3]	8,725	8,600
Consolidated Communications, Inc. 5.00% 2028[3]	2,800	2,832
Embarq Corp. 7.995% 2036	1,250	1,402
Front Range BidCo, Inc. 6.125% 2028[3]	5,000	4,933
Frontier Communications Corp. 5.00% 2028[3]	5,125	5,288
Gray Escrow II, Inc. 5.375% 2031[3]	2,650	2,731
Lamar Media Corp. 4.875% 2029	3,600	3,763
Level 3 Communications, Inc. 3.875% 2029[3]	1,200	1,223
Midas OpCo Holdings LLC 5.625% 2029[3]	5,810	5,957
Netflix, Inc. 3.625% 2025[3]	2,225	2,347
Netflix, Inc. 4.875% 2028	4,300	4,909
Netflix, Inc. 5.875% 2028	6,866	8,268
Netflix, Inc. 5.375% 2029[3]	875	1,041
Netflix, Inc. 4.875% 2030[3]	1,535	1,793
News Corp. 3.875% 2029[3]	3,725	3,769
Sirius XM Radio, Inc. 4.00% 2028[3]	7,600	7,656
Sirius XM Radio, Inc. 3.875% 2031[3]	10,575	10,387
Sprint Corp. 6.875% 2028	2,100	2,660
Sprint Corp. 8.75% 2032	12,000	18,020
T-Mobile US, Inc. 2.625% 2029	1,350	1,332
T-Mobile US, Inc. 2.55% 2031	11,000	10,953
T-Mobile US, Inc. 2.875% 2031	4,875	4,823
T-Mobile US, Inc. 3.00% 2041	2,753	2,693
T-Mobile US, Inc. 3.40% 2052[3]	7,214	7,194
Univision Communications, Inc. 6.625% 2027[3]	7,100	7,657
Univision Communications, Inc. 4.50% 2029[3]	6,750	6,830
Verizon Communications, Inc. 2.55% 2031	12,200	12,321
Verizon Communications, Inc. 3.55% 2051	20,000	21,588
Ziggo Bond Co. BV 5.125% 2030[3]	5,000	5,032
Ziggo Bond Finance BV 4.875% 2030[3]	1,425	1,464
		232,796

12	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology 1.94%
Analog Devices, Inc. 1.70% 2028	$6,752	$6,736
Analog Devices, Inc. 2.10% 2031	12,879	12,920
Apple, Inc. 2.375% 2041	12,110	11,775
Apple, Inc. 2.65% 2051	12,110	11,938
Black Knight, Inc. 3.625% 2028[3]	4,330	4,331
BMC Software, Inc. 7.125% 2025[3]	2,770	2,908
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 2026[4,5]	8,950	9,044
Booz Allen Hamilton, Inc. 3.875% 2028[3]	2,585	2,634
Booz Allen Hamilton, Inc. 4.00% 2029[3]	1,685	1,743
Broadcom, Inc. 4.75% 2029	6,000	6,836
Broadcom, Inc. 2.45% 2031[3]	8,307	8,154
Broadcom, Inc. 2.60% 2033[3]	8,550	8,348
Broadcom, Inc. 3.419% 2033[3]	8,000	8,395
Broadcom, Inc. 3.187% 2036[3]	5,996	5,995
Broadcom, Inc. 3.50% 2041[3]	6,686	6,874
Broadcom, Inc. 3.75% 2051[3]	3,441	3,606
Diebold Nixdorf, Inc. 9.375% 2025[3]	5,375	5,793
Fidelity National Information Services, Inc. 3.10% 2041	1,446	1,463
Global Payments, Inc. 2.90% 2031	10,000	10,154
International Business Machines Corp. 2.95% 2050	2,830	2,771
MoneyGram International, Inc. 5.375% 2026[3]	5,350	5,436
Oracle Corp. 2.875% 2031	12,487	12,576
Oracle Corp. 3.60% 2050	5,000	4,905
Oracle Corp. 3.95% 2051	6,167	6,413
ServiceNow, Inc. 1.40% 2030	3,410	3,178
SK hynix, Inc. 1.50% 2026[3]	5,841	5,720
SK hynix, Inc. 2.375% 2031[3]	2,979	2,870
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 5.75% 2027[4,5]	7,075	7,119
Unisys Corp. 6.875% 2027[3]	2,675	2,900
VeriSign, Inc. 2.70% 2031	2,291	2,306
Veritas Holdings, Ltd. 7.50% 2025[3]	11,710	12,135
		197,976

Materials 1.93%
Air Products and Chemicals, Inc. 2.05% 2030	2,046	2,060
Air Products and Chemicals, Inc. 2.80% 2050	1,322	1,358
Anglo American Capital PLC 5.375% 2025[3]	919	1,017
Anglo American Capital PLC 5.625% 2030[3]	6,000	7,115
Ardagh Packaging Finance 5.25% 2025[3]	1,887	1,950
Axalta Coating Systems LLC 4.75% 2027[3]	4,000	4,174
Ball Corp. 2.875% 2030	14,060	13,663
Braskem Idesa SAPI 7.45% 2029[3]	3,573	3,708
Braskem Idesa SAPI 7.45% 2029	3,000	3,113
Braskem Idesa SAPI 6.99% 2032[3]	13,676	13,750
Braskem SA 5.875% 2050[3]	2,700	3,116
Canpack SA / Canpack US, LLC 3.875% 2029[3]	4,450	4,351
Cleveland-Cliffs, Inc. 9.875% 2025[3]	643	728
Consolidated Energy Finance SA 6.50% 2026[3]	2,235	2,279
CVR Partners LP 9.25% 2023[3]	2,164	2,182
CVR Partners LP 6.125% 2028[3]	5,290	5,589
Dow Chemical Co. 5.55% 2048	1,800	2,532
First Quantum Minerals, Ltd. 6.50% 2024[3]	2,850	2,889
First Quantum Minerals, Ltd. 6.875% 2026[3]	800	832
First Quantum Minerals, Ltd. 6.875% 2027[3]	6,500	7,003
FXI Holdings, Inc. 7.875% 2024[3]	2,000	2,040
FXI Holdings, Inc. 12.25% 2026[3]	3,781	4,259
Hexion, Inc. 7.875% 2027[3]	5,629	5,944
International Flavors & Fragrances, Inc. 2.30% 2030[3]	15,800	15,505
LSB Industries, Inc. 6.25% 2028[3]	5,440	5,665
LYB International Finance III, LLC 4.20% 2050	2,800	3,245
LYB International Finance III, LLC 3.625% 2051	8,366	8,878
Mercer International, Inc. 5.125% 2029	3,195	3,269
Methanex Corp. 5.125% 2027	3,850	4,046
Newcrest Finance Pty, Ltd. 3.25% 2030[3]	2,719	2,851
Newcrest Finance Pty, Ltd. 4.20% 2050[3]	1,807	2,056
Nova Chemicals Corp. 5.25% 2027[3]	6,050	6,450
Nova Chemicals Corp. 4.25% 2029[3]	10,000	10,055

American Funds Strategic Bond Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Olin Corp. 5.00% 2030	$4,500	$4,731
Rio Tinto Finance (USA), Ltd. 2.75% 2051	5,512	5,475
SCIH Salt Holdings, Inc. 4.875% 2028[3]	7,835	7,534
Tronox, Ltd. 4.625% 2029[3]	9,435	9,440
Unifrax Escrow Issuer Corp. 5.25% 2028[3]	4,095	4,147
Unifrax Escrow Issuer Corp. 7.50% 2029[3]	2,060	2,084
Valvoline, Inc. 3.625% 2031[3]	3,665	3,554
Westlake Chemical Corp. 5.00% 2046	1,095	1,388
Westlake Chemical Corp. 4.375% 2047	230	271
		196,296

Utilities 1.56%
AEP Transmission Co. LLC 3.65% 2050	725	803
AES Corp. 2.45% 2031	7,500	7,315
AES Panama Generation Holdings SRL 4.375% 2030[3]	2,850	2,972
Alabama Power Co. 3.00% 2052	13,130	13,131
Alfa Desarrollo SpA 4.55% 2051[3]	5,895	5,828
Berkshire Hathaway Energy Company 2.85% 2051	968	934
Consumers Energy Co. 3.10% 2050	857	895
Edison International 3.125% 2022	2,800	2,844
Edison International 3.55% 2024	2,200	2,302
Edison International 4.95% 2025	425	463
Edison International 4.125% 2028	2,165	2,287
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[6]	10,000	10,243
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[6]	350	404
Exelon Corp. 4.05% 2030	1,950	2,169
Exelon Corp. 4.70% 2050	750	944
FirstEnergy Corp. 2.65% 2030	3,712	3,675
FirstEnergy Corp., Series B, 4.40% 2027 (4.15% on 1/15/2022)[6]	5,083	5,479
NextEra Energy Capital Holdings, Inc. 2.44% 2032	16,000	16,050
Pacific Gas and Electric Co. 2.95% 2026	355	361
Pacific Gas and Electric Co. 3.15% 2026	104	106
Pacific Gas and Electric Co. 3.30% 2027	304	309
Pacific Gas and Electric Co. 3.30% 2027	144	147
Pacific Gas and Electric Co. 3.00% 2028	11,450	11,542
Pacific Gas and Electric Co. 4.65% 2028	141	154
Pacific Gas and Electric Co. 4.55% 2030	3,145	3,404
Pacific Gas and Electric Co. 2.50% 2031	6,035	5,756
Pacific Gas and Electric Co. 3.25% 2031	28,176	28,298
Pacific Gas and Electric Co. 3.50% 2050	7,250	6,734
PG&E Corp. 5.00% 2028	1,995	2,102
PG&E Corp. 5.25% 2030	1,485	1,560
San Diego Gas & Electric Co. 1.70% 2030	4,575	4,383
Southern California Edison Co. 2.85% 2029	1,100	1,139
Southern California Edison Co. 3.65% 2050	930	986
Southern California Edison Co., Series C, 3.60% 2045	1,009	1,036
Southern California Gas Company 2.55% 2030	875	898
Talen Energy Corp. 7.25% 2027[3]	845	749
Venture Global Calcasieu Pass, LLC 3.875% 2029[3]	4,855	5,045
Virginia Electric and Power Co. 2.30% 2031	5,825	5,876
		159,323

Consumer staples 1.33%
7-Eleven, Inc. 0.95% 2026[3]	6,625	6,421
7-Eleven, Inc. 1.30% 2028[3]	1,890	1,801
7-Eleven, Inc. 1.80% 2031[3]	12,000	11,368
7-Eleven, Inc. 2.50% 2041[3]	12,000	11,094
7-Eleven, Inc. 2.80% 2051[3]	10,835	10,074
Albertsons Companies, Inc. 3.50% 2029[3]	7,500	7,528
Altria Group, Inc. 3.40% 2030	1,572	1,628
Altria Group, Inc. 5.95% 2049	4,889	6,114
Altria Group, Inc. 3.70% 2051	9,080	8,480
Anheuser-Busch InBev NV 4.60% 2048	5,305	6,501
British American Tobacco PLC 4.906% 2030	5,000	5,618
British American Tobacco PLC 2.726% 2031	5,000	4,858
British American Tobacco PLC 4.39% 2037	1,050	1,108

14	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
British American Tobacco PLC 4.54% 2047		$1,650	$1,730
British American Tobacco PLC 4.758% 2049		1,010	1,087
Central Garden & Pet Co. 4.125% 2031[3]		2,365	2,380
InRetail Consumer 3.25% 2028		300	298
JBS Investments GMBH II 5.75% 2028[3]		2,901	3,029
Kraft Heinz Company 3.00% 2026		2,567	2,688
Kraft Heinz Company 3.875% 2027		2,236	2,418
Kraft Heinz Company 5.50% 2050		1,177	1,597
Kronos Acquisition Holdings, Inc. 7.00% 2027[3]		5,000	4,721
MARB BondCo PLC 3.95% 2031[3]		3,086	2,952
NBM US Holdings, Inc. 6.625% 2029[3]		4,100	4,490
Philip Morris International, Inc. 1.75% 2030		6,736	6,416
Post Holdings, Inc. 5.50% 2029[3]		4,000	4,209
Post Holdings, Inc. 4.625% 2030[3]		4,000	4,081
Post Holdings, Inc. 4.50% 2031[3]		10,920	10,856
Reynolds American, Inc. 5.85% 2045		105	128
			135,673

Real estate 0.94%
American Tower Corp. 2.70% 2031		4,584	4,603
Corporacion Inmobiliaria Vesta, SAB de CV 3.625% 2031[3]		4,075	3,999
Equinix, Inc. 2.625% 2024		2,226	2,295
Equinix, Inc. 2.90% 2026		883	915
Equinix, Inc. 2.00% 2028		4,765	4,680
Equinix, Inc. 3.20% 2029		798	840
Equinix, Inc. 2.50% 2031		8,771	8,775
Equinix, Inc. 3.40% 2052		4,370	4,466
Fibra SOMA 4.375% 2031[3]		7,079	6,794
Gaming and Leisure Properties, Inc. 4.00% 2030		2,000	2,119
Howard Hughes Corp. 5.375% 2028[3]		3,900	4,159
Howard Hughes Corp. 4.375% 2031[3]		4,025	4,071
Iron Mountain, Inc. 5.00% 2028[3]		4,000	4,116
Iron Mountain, Inc. 4.50% 2031[3]		2,495	2,526
Kennedy-Wilson Holdings, Inc. 4.75% 2029		2,325	2,381
Kennedy-Wilson Holdings, Inc. 5.00% 2031		2,300	2,373
Public Storage 1.85% 2028		7,071	7,062
Public Storage 2.30% 2031		6,603	6,670
Sun Communities Operating LP 2.30% 2028		4,193	4,191
Sun Communities Operating LP 2.70% 2031		14,919	14,814
Xenia Hotels & Resorts, Inc. 4.875% 2029[3]		4,350	4,434
			96,283

Total corporate bonds, notes & loans			3,271,843

Bonds & notes of governments & government agencies outside the U.S. 10.16%
Angola (Republic of) 9.50% 2025		5,570	5,979
Angola (Republic of) 8.00% 2029		6,000	5,937
Argentine Republic 1.00% 2029		161	59
Argentine Republic 1.125% 2035 (1.50% on 7/9/2022)[6]		16,951	5,446
Belarus (Republic of) 5.875% 2026		4,700	4,164
Brazil (Federative Republic of) 6.00% 2050[2]	BRL	3,776	735
Brazil (Federative Republic of) 6.00% 2055[2]		8,270	1,606
Chile (Republic of) 3.10% 2061		$21,959	20,343
China (People’s Republic of), Series INBK, 2.85% 2027	CNY	104,710	16,597
China (People’s Republic of), Series INBK, 3.28% 2027		365,910	59,255
China (People’s Republic of), Series INBK, 2.68% 2030		940,070	145,349
China (People’s Republic of), Series INBK, 3.27% 2030		235,310	38,194
China (People’s Republic of), Series INBK, 3.81% 2050		251,290	42,267
China (People’s Republic of), Series INBK, 3.72% 2051		351,460	58,538
China Development Bank Corp., Series 2004, 3.43% 2027		95,810	15,391
China Development Bank Corp., Series 1805, 4.04% 2028		383,170	63,839
China Development Bank Corp., Series 1805, 4.88% 2028		209,020	36,260
Costa Rica (Republic of) 4.375% 2025		$2,966	3,028
Costa Rica (Republic of) 6.125% 2031		9,512	9,631
Costa Rica (Republic of) 6.125% 2031[3]		200	202
Costa Rica (Republic of) 7.00% 2044		2,999	2,950
Costa Rica (Republic of) 7.158% 2045		3,001	2,979

American Funds Strategic Bond Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Dominican Republic 5.95% 2027		$5,000	$5,575
Dominican Republic 4.50% 2030[3]		1,467	1,495
Dominican Republic 5.30% 2041[3]		2,088	2,067
Dominican Republic 5.875% 2060[3]		465	448
European Investment Bank 0.625% 2027		15,310	14,587
Gabonese Republic 7.00% 2031[3]		10,000	9,825
Ghana (Republic of) 18.85% 2023	GHS	70,000	11,230
Ghana (Republic of) 20.75% 2023		40,000	6,596
Ghana (Republic of) 0% 2025		$10,000	7,018
Ghana (Republic of) 19.00% 2026	GHS	100,000	15,331
Ghana (Republic of) 6.375% 2027[3]		$1,610	1,363
Greece (Hellenic Republic of) 3.45% 2024		€1,220	1,503
Greece (Hellenic Republic of) 3.375% 2025		1,480	1,858
India (Republic of) 7.61% 2030	INR	367,000	5,281
India (Republic of) 7.88% 2030		333,000	4,879
Inter-American Development Bank 0.625% 2025		$13,000	12,759
Italy (Republic of) 0.10% 2023[2]		€26,788	31,493
Japan, Series 20, 0.10% 2025[2]		¥510,500	4,547
Japan Bank for International Cooperation 1.25% 2031		$11,352	10,894
Mozambique (Republic of) 5.00% 2031 (9.00% on 9/15/2023)[6]		11,045	9,389
Panama (Republic of) 4.50% 2056		1,475	1,630
Peru (Republic of) 2.392% 2026		1,365	1,388
Peru (Republic of) 2.783% 2031		11,165	11,137
Peru (Republic of) 6.15% 2032	PEN	389,420	98,045
Peru (Republic of) 3.00% 2034		$7,055	7,044
Peru (Republic of) 2.78% 2060		17,695	15,572
Philippines (Republic of) 1.648% 2031		13,830	13,426
Philippines (Republic of) 2.65% 2045		7,941	7,537
Romania 3.50% 2034		€995	1,196
Spain (Kingdom of) 1.25% 2030		12,245	14,950
Sri Lanka (Democratic Socialist Republic of) 6.35% 2024		$4,530	2,393
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027		220	113
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028		4,450	2,267
Sri Lanka (Democratic Socialist Republic of) 7.85% 2029		6,460	3,302
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030		25,790	12,959
Tunisia (Republic of) 6.75% 2023		€30,000	28,652
Turkey (Republic of) 5.875% 2031		$5,900	5,253
Ukraine 7.375% 2032		5,370	4,807
United Kingdom 0.125% 2041[2]		£2,642	6,013
United Mexican States 3.25% 2030		$2,090	2,145
United Mexican States 2.659% 2031		5,405	5,286
United Mexican States 5.00% 2051		3,290	3,741
United Mexican States 3.75% 2071		8,790	7,924
United Mexican States, Series M20, 10.00% 2024	MXN	1,060,000	55,477
United Mexican States, Series M, 7.50% 2027		60,000	2,941
United Mexican States, Series M, 8.00% 2047		496,456	24,067
			1,036,152

Mortgage-backed obligations 6.62%
Commercial mortgage-backed securities 3.19%
Banc of America Commercial Mortgage, Inc., Series 2016-UB10, Class C, 4.853% 2049[5,9]		$2,500	2,697
Bank Commercial Mortgage Trust, Series 2021-BN35, Class B, 2.528% 2031[5,9]		5,000	4,943
Bank Commercial Mortgage Trust, Series 2021-BN34, Class B, 2.754% 2063[5,9]		6,000	6,081
Bank Commercial Mortgage Trust, Series 2021-BN34, Class C, 3.108% 2063[5,9]		3,000	3,019
Bank Commercial Mortgage Trust, Series 2021-BN36, Class B, 2.867% 2064[9]		5,750	5,866
Bank Commercial Mortgage Trust, Series 2021-BN36, Class C, 3.201% 2064[5,9]		2,000	2,043
Bank Commercial Mortgage Trust, Series 2021-BNK38, Class C, 3.217% 2064[5,9]		8,000	8,158
Barclays Commercial Mortgage Securities LLC, Series 2017-C1, Class B, 4.089% 2050[9]		3,564	3,819
Benchmark Mortgage Trust, Series 2021-B27, Class B, 2.355% 2054[9]		2,500	2,428
Benchmark Mortgage Trust, Series 2021-B29, Class B, 2.453% 2054[9]		5,000	4,888
Benchmark Mortgage Trust, Series 2021-B27, Class C, 2.703% 2054[9]		2,000	1,943
Benchmark Mortgage Trust, Series 2021-B31, Class C, 3.195% 2054[9]		3,000	3,025
BX Trust, Series 2021-ACNT, Class B, (1-month USD-LIBOR + 1.25%) 1.35% 2026[3,5,9]		6,985	6,973
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 1.60% 2026[3,5,9]		2,354	2,350
BX Trust, Series 2021-ACNT, Class D, (1-month USD-LIBOR + 1.85%) 1.95% 2026[3,5,9]		4,485	4,470
BX Trust, Series 2021-SDMF, Class C, (1-month USD-LIBOR + 0.888%) 0.998% 2034[3,5,9]		4,900	4,804

16	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 0.81% 2036[3,5,9]	$22,871	$22,825
BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 1.06% 2036[3,5,9]	22,390	22,288
BX Trust, Series 2021-VOLT, Class C, (1-month USD-LIBOR + 1.10%) 1.21% 2036[3,5,9]	10,000	9,955
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 1.407% 2036[3,5,9]	14,919	14,909
BX Trust, Series 2021-ARIA, Class C, (1-month USD-LIBOR + 1.646%) 1.756% 2036[3,5,9]	14,940	14,915
BX Trust, Series 2021-ARIA, Class D, (1-month USD-LIBOR + 1.895%) 2.005% 2036[3,5,9]	3,450	3,443
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 0.98% 2038[3,5,9]	4,355	4,337
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 1.21% 2038[3,5,9]	4,671	4,652
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 1.51% 2038[3,5,9]	12,127	12,081
CIM Retail Portfolio Trust, Series 2021-RETL, Class A, (1-month USD-LIBOR + 1.40%) 1.51% 2036[3,5,9]	1,213	1,212
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class C, 4.134% 2046[5,9]	2,000	2,045
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class C, 4.142% 2048[5,9]	2,500	2,594
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class C, 4.419% 2048[5,9]	2,245	2,325
Commercial Mortgage Trust, Series 2013-CRE7, Class B, 3.613% 2046[3,9]	1,207	1,236
Commercial Mortgage Trust, Series 2014-UBS2, Class AM, 4.048% 2047[9]	655	692
Commercial Mortgage Trust, Series 2013-CR11, Class B, 5.111% 2050[5,9]	2,500	2,630
Commercial Mortgage Trust, Series 2013-CR11, Class C, 5.119% 2050[3,5,9]	1,000	1,043
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.19% 2038[3,5,9]	4,176	4,188
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 1.49% 2038[3,5,9]	3,811	3,818
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 1.81% 2038[3,5,9]	4,877	4,886
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 2.36% 2038[3,5,9]	9,091	9,112
GS Mortgage Securities Trust, Series 2018-GS10, Class C, 4.409% 2051[5,9]	5,000	5,444
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class B, 4.394% 2047[5,9]	7,984	8,375
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 2042[3,9]	11,522	11,556
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class B, 3.499% 2046[9]	1,765	1,784
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class B, 3.674% 2047[5,9]	10,000	10,189
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 1.16% 2038[3,5,9]	1,374	1,376
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD-LIBOR + 1.40%) 1.51% 2038[3,5,9]	2,666	2,667
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.151% 2046[5,9]	7,000	7,222
Motel 6 Trust, Series 2021-MTL6, Class C, (1-month USD-LIBOR + 1.50%) 1.61% 2038[3,5,9]	1,572	1,573
Multi Family Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 3.352% 2049[3,5,9]	1,500	1,485
OPG Trust, Series 2021-PORT, Class B, (1-month USD-LIBOR + 0.713%) 0.823% 2036[3,5,9]	10,000	9,873
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 2041[3,9]	21,061	21,606
SREIT Trust, Series 2021-FLWR, Class B, (1-month USD-LIBOR + 0.926%) 1.036% 2036[3,5,9]	9,000	8,907
SREIT Trust, Series 2021-MFP, Class C, (1-month USD-LIBOR + 1.329%) 1.439% 2038[3,5,9]	5,813	5,781
Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class C, 4.323% 2050[5,9]	4,000	4,146
Wells Fargo Commercial Mortgage Trust, Series 2021-C61, Class C, 3.312% 2054[9]	4,000	3,988
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class B, 4.50% 2057[5,9]	2,000	2,149
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class C, 4.557% 2058[5,9]	4,000	4,150
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class B, 3.714% 2045[5,9]	380	387
		325,351

Collateralized mortgage-backed obligations (privately originated) 3.07%
Cascade Funding Mortgage Trust, Series 2020-HB4, Class M3, 2.72% 2030[3,5,9]	1,075	1,073
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[3,5,9]	5,955	5,941
Cascade Funding Mortgage Trust, Series 2021-HB7, Class M1, 2.125% 2031[3,5,9]	8,100	8,100
Cascade Funding Mortgage Trust, Series 2018-RM2, Class B, 4.00% 2068[3,5,9]	1,863	1,907
Cascade Funding Mortgage Trust, Series 2018-RM2, Class C, 4.00% 2068[3,5,9]	1,553	1,577
Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.00% 2068[3,5,9]	1,553	1,546

American Funds Strategic Bond Fund	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Finance of America HECM Buyout, Series 2020-HB2, Class M2, 3.09% 2030[3,5,9]	$700	$705
Finance of America HECM Buyout, Series 2020-HB2, Class M3, 4.57% 2030[3,5,9]	1,075	1,091
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M2, (1-month USD-SOFR + 2.30%) 2.35% 2033[3,5,9]	11,572	11,795
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA5, Class B1, (1-month USD-SOFR + 3.05%) 3.10% 2034[3,5,9]	1,448	1,457
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA7, Class B1, (1-month USD-SOFR + 3.65%) 3.70% 2041[3,5,9]	9,158	9,318
Home Partners of America Trust, Series 2021-2, Class B, 2.302% 2026[3,9]	2,998	2,965
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[3,5,9]	1,378	1,383
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[3,5,9]	770	772
Legacy Mortgage Asset Trust, Series 2020-GS4, Class A1, 3.25% 2060[3,5,9]	12,951	13,031
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 2067 (5.25% on 11/25/2024)[3,6,9]	3,131	3,125
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.002% 2053[3,5,9]	7,191	7,195
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.101% 2023[3,5,9]	2,968	2,971
MRA Issuance Trust, Series 2020-10, Class A2, (1-month USD-LIBOR + 1.70%) 1.786% 2022[3,5,9]	42,645	42,700
MRA Issuance Trust, Series 2021-16, Class A1, (1-month USD-LIBOR + 1.55%) 1.644% 2051[3,5,9]	71,907	71,917
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 2056[3,5,9]	10,000	9,982
Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.70%) 0.802% 2055[3,5,9]	17,076	17,002
Station Place Securitization Trust, Series 2021-WL2, Class A, (1-month USD-LIBOR + 0.70%) 0.802% 2054[3,5,9]	5,150	5,155
VM Fund I, LLC 8.625% 2028[3,7,8]	60,000	58,471
ZH Trust, Series 2021-1, Class A, 2.253% 2027[3,9]	2,536	2,504
ZH Trust, Series 2021-2, Class A, 2.349% 2027[3,9]	5,990	5,988
ZH Trust, Series 2021-2, Class B, 3.506% 2027[3,9]	25,000	24,129
		313,800

Federal agency mortgage-backed obligations 0.36%
Fannie Mae Pool #BT9510 2.50% 2051[9]	1,224	1,265
Fannie Mae Pool #BT9483 2.50% 2051[9]	1,214	1,253
Fannie Mae Pool #CB2319 2.50% 2051[9]	1,206	1,246
Fannie Mae Pool #CB2372 2.50% 2051[9]	590	609
Freddie Mac Pool #SD7545 2.50% 2051[9]	1,158	1,195
Freddie Mac Pool #QD3220 2.50% 2051[9]	600	620
Government National Mortgage Assn. 2.50% 2052[9,10]	15,466	15,839
JPMorgan Structured Financing Trust, Series 2021-EBO1, Class A, (1-month USD-LIBOR + 1.00%) 1.102% 2022[3,5,7,8,9]	783	783
Uniform Mortgage-Backed Security 2.00% 2052[9,10]	8,500	8,475
Uniform Mortgage-Backed Security 2.50% 2052[9,10]	3,899	3,959
Uniform Mortgage-Backed Security 2.50% 2052[9,10]	1,147	1,168
		36,412

Total mortgage-backed obligations		675,563

Asset-backed obligations 4.45%
Aesop Funding LLC, Series 2019-2A, Class D, 3.04% 2025[3,9]	10,000	9,912
Aesop Funding LLC, Series 2020-2A, Class C, 4.25% 2027[3,9]	8,000	8,521
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class D, 1.49% 2026[9]	7,032	7,050
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 2031[3,9]	890	900
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class B, 3.59% 2031[3,9]	7,500	7,702
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17% 2031[3,9]	7,500	7,781
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class B, 2.79% 2033[3,9]	4,000	4,021
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 2034[3,9]	3,504	3,486
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 2034[3,9]	7,800	7,685
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class C, 2.24% 2034[3,9]	8,400	8,217
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 2046[3,9]	1,884	1,866
Castlelake Aircraft Securitization Trust, Series 2021-2A, Class A, 2.868% 2037[3,9]	8,338	8,278
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 2041[3,9]	4,697	4,643
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[3,9]	3,829	3,802
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[3,9]	622	612

18	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[3,9]	$1,620	$1,620
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[3,9]	299	299
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[3,9]	12,915	12,687
CFG Investments, Ltd., Series 2021-1, Class A, 4.70% 2032[3,9]	3,250	3,302
CLI Funding V LLC, Series 2020-2A, Class B, 3.56% 2045[3,9]	936	942
CLI Funding V LLC, Series 2020-1A, Class B, 3.62% 2045[3,9]	1,718	1,733
CPS Auto Receivables Trust, Series 2020-B, Class B, 2.11% 2026[3,9]	195	195
CPS Auto Receivables Trust, Series 2020-B, Class C, 3.30% 2026[3,9]	518	523
CPS Auto Receivables Trust, Series 2020-B, Class D, 4.75% 2026[3,9]	378	392
Drive Auto Receivables Trust, Series 2020-1, Class D, 2.70% 2027[9]	6,743	6,871
Drivetime Auto Owner Trust, Series 2020-2A, Class A, 1.14% 2024[3,9]	288	288
Drivetime Auto Owner Trust, Series 2020-2A, Class B, 2.08% 2026[3,9]	1,691	1,700
Drivetime Auto Owner Trust, Series 2020-2A, Class C, 3.28% 2026[3,9]	915	939
Drivetime Auto Owner Trust, Series 2020-2A, Class D, 4.73% 2026[3,9]	200	212
EDvestinU Private Education Loan LLC, Series 2021-A, Class A, 1.80% 2045[3,9]	4,376	4,311
Exeter Automobile Receivables Trust, Series 2020-2A, Class B, 2.08% 2024[3,9]	713	715
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 2025[3,9]	5,705	5,824
Exeter Automobile Receivables Trust, Series 2020-2A, Class C, 3.28% 2025[3,9]	895	911
Exeter Automobile Receivables Trust, Series 2020-2, Class D, 4.73% 2026[3,9]	520	545
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[3,9]	10,519	10,265
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[3,9]	2,467	2,588
GCI Funding I LLC, Series 2021-1, Class A, 2.38% 2046[3,9]	5,777	5,742
GCI Funding I LLC, Series 2021-1, Class B, 3.04% 2046[3,9]	274	271
Genesis Sales Finance Master Trust, Series 2021-A, Class D, 2.09% 2026[3,9]	2,000	1,975
Genesis Sales Finance Master Trust, Series 2021-A, Class E, 3.77% 2026[3,9]	6,000	5,928
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[3,9]	2,020	2,158
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[3,9]	3,930	3,928
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 2040[3,9]	1,079	1,087
GoldenTree Loan Management, Series 2019-6A, Class B1, (3-month USD-LIBOR + 1.90%) 2.032% 2033[3,5,9]	1,000	1,000
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 2023[3,7,9]	19,550	19,506
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[3,9]	9,753	9,670
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 2025[3,9]	3,660	3,628
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 2025[3,9]	3,737	3,704
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[3,9]	10,573	10,439
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 2027[3,9]	3,950	3,921
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 2027[3,9]	2,477	2,464
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636% 2046[3,9]	7,768	7,744
Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.24% 2026[3,9]	4,890	4,867
Mission Lane Credit Card Master Trust, Series 2021-A, Class C, 4.75% 2026[3,9]	5,000	4,968
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 2046[3,9]	6,817	6,809
Navigator Aircraft ABS, Ltd., Series 2021-1, Class B, 3.571% 2046[3,9]	4,642	4,611
Nelnet Student Loan Trust, Series 2021-CA, Class C, 3.36% 2062[3,9]	5,313	5,358
Nelnet Student Loan Trust, Series 2021-CA, Class D, 4.44% 2062[3,9]	11,333	11,594
Neuberger Berman CLO, Ltd., Series 2014-18A, Class A2R2, (3-month USD-LIBOR + 1.70%) 1.830% 2030[3,5,9]	1,000	1,001
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[3,9]	42,689	41,924
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class B1, 2.41% 2061[3,9]	10,000	10,039
OnDeck Asset Securitization Trust LLC, Series 2021-1A, Class A, 1.59% 2027[3,9]	3,712	3,694
OnDeck Asset Securitization Trust LLC, Series 2021-1A, Class B, 2.28% 2027[3,9]	4,316	4,296
OnDeck Asset Securitization Trust LLC, Series 2021-1A, Class C, 2.97% 2027[3,9]	1,350	1,344
OnDeck Asset Securitization Trust LLC, Series 2021-1A, Class D, 4.94% 2027[3,9]	1,350	1,348
Oportun Funding LLC, Series 2021-B, Class A, 1.47% 2031[3,9]	3,166	3,148
Oportun Funding LLC, Series 2021-B, Class B, 1.96% 2031[3,9]	6,202	6,181
OSW Structured Asset Trust, Series 2020-RPL1, Class A2, 4.569% 2059[3,5,9]	12,328	12,356
PFS Financing Corp., Series 2021-B, Class B, 1.095% 2026[3,9]	7,000	6,926
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD-LIBOR + 1.25%) 1.352% 2051[3,5,9]	2,410	2,411
Rockford Tower CLO, Ltd., Series 2018-2A, Class B, (3-month USD-LIBOR + 1.80%) 1.932% 2031[3,5,9]	1,265	1,265
Santander Consumer Auto Receivables Trust, Series 2020-A, Class B, 2.26% 2025[3,9]	4,460	4,522
Santander Consumer Auto Receivables Trust, Series 2020-A, Class C, 3.71% 2026[3,9]	8,130	8,409
Santander Drive Auto Receivables Trust, Series 2020-4, Class D, 1.48% 2027[9]	15,000	15,052
Shackleton CLO, Ltd., Series 2014-6RA, Class B, (3-month USD-LIBOR + 1.73%) 1.852% 2028[3,5,9]	750	751
Shackleton CLO, Ltd., Series 2013-4RA, Class A2A, (3-month USD-LIBOR + 1.60%) 1.722% 2031[3,5,9]	2,000	2,001

American Funds Strategic Bond Fund	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Sprite, Ltd., Series 2021-1, Class A, 3.75% 2046[3,9]	$3,317	$3,266
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 2041[3,9]	14,744	14,667
Stellar Jay Ireland DAC, Series 2021-1, Class B, 5.926% 2041[3,9]	20,682	20,507
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2033[3,9]	1,069	1,060
Stonepeak Infrastructure Partners, Series 2021-1A, Class B, 3.821% 2033[3,9]	9,526	9,459
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 2075[3,9]	4,643	4,587
Textainer Marine Containers, Ltd., Series 2020-2A, Class B, 3.34% 2045[3,9]	3,147	3,162
Triton Container Finance VIII LLC, Series 2020-1, Class A, 2.11% 2045[3,9]	1,233	1,226
Triton Container Finance VIII LLC, Series 2020-1, Class B, 3.74% 2045[3,9]	4,437	4,486
Voya CLO, Ltd., Series 2016-3A, Class A3R, 1.872% 2031[3,5,9]	1,750	1,763
		453,561

Municipals 2.24%
California 0.35%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B-1, 1.85% 2031	7,370	7,380
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 3.487% 2036	4,470	4,538
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 3.714% 2041	6,710	6,734
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 0.883% 2025	5,000	4,946
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 2027	5,400	5,305
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 2030	6,450	6,263
		35,166

Florida 0.29%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.258% 2025	15,075	15,007
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030	14,910	14,886
		29,893

Illinois 0.38%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029	555	660
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	2,645	3,270
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	960	1,222
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2017-A, 7.00% 2046[3]	1,780	2,294
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 2025	19,120	18,286
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2016-A, 7.00% 2044	100	120
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	682	708
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Series 2020-C, 3.955% 2026	6,385	6,671
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Capital Appreciation Bonds, Series 2017-A, Assured Guaranty Municipal insured, 0% 2056	13,690	5,345
		38,576

New Jersey 0.01%
Econ. Dev. Auth., State Pension Funding Bonds, Series 1997-A, National insured, 7.425% 2029	987	1,242

Ohio 0.51%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 2031	49,220	51,846

Puerto Rico 0.27%
G.O. Public Improvement Bonds, Series 2001-A, 5.125% 2031[11]	130	126
G.O. Public Improvement Rev. Ref. Bonds, Series 2012-B, 3.90% 2017[11]	5,225	4,670

20	American Funds Strategic Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
Puerto Rico (continued)
G.O. Public Improvement Rev. Ref. Bonds, Series 2012-B, 4.10% 2028[11]	$1,810	$1,618
G.O. Public Improvement Rev. Ref. Bonds, Series 2011-A, 6.00% 2028[11]	340	330
G.O. Public Improvement Rev. Ref. Bonds, Series 2012-A, 5.00% 2021[11]	4,635	4,334
G.O. Public Improvement Rev. Ref. Bonds, Series 2012-A, 5.00% 2033[11]	515	471
G.O. Public Improvement Rev. Ref. Bonds, Series 2011-C, 5.75% 2036[11]	4,060	3,735
G.O. Public Improvement Rev. Ref. Bonds, Series 2009-B, 5.875% 2036[11]	225	220
G.O. Public Improvement Rev. Ref. Bonds, Series 2012-A, 5.00% 2041[11]	12,930	11,653
G.O. Public Improvement Rev. Ref. Bonds, Capital Appreciation Bonds, Series 1998, 0% 2018[11]	130	120
		27,277

South Carolina 0.04%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	2,085	2,374
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	1,200	1,399
		3,773

Washington 0.28%
Econ. Dev. Fin. Auth., Environmental Facs. Rev. Bonds (North Pacific Paper Co. Recycling Project), Series 2020-B, 9.00% 2036[3]	26,000	29,027

Wisconsin 0.11%
Public Fin. Auth., Certs. of Part. (Legacy Hills Capital Recovery Fee Projects), Series 2021, 0% 2061	11,375	11,386

Total municipals		228,186

Federal agency bonds & notes 0.18%
Fannie Mae 0.875% 2030	19,166	18,084

Total bonds, notes & other debt instruments (cost: $9,298,877,000)		9,436,019

Common stocks 0.01%	Shares
Consumer discretionary 0.01%
MYT Holding Co., Class B7,12	130,350	554
NMG Parent LLC[12]	1,149	175

Total common stocks (cost: $1,013,000)		729

Preferred securities 0.00%
Consumer discretionary 0.00%
MYT Holdings LLC, Series A, preferred shares, 10.00% 2029	224,416	242

Total preferred securities (cost: $201,000)		242

Rights & warrants 0.00%
Consumer discretionary 0.00%
NMG Parent LLC, warrants, expire 2027[7,12]	4,602	136

Total rights & warrants (cost: $28,000)		136

Short-term securities 4.85%
Money market investments 3.89%
Capital Group Central Cash Fund 0.09%[13,14]	3,974,329	397,473

American Funds Strategic Bond Fund	21

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Bills & notes of governments & government agencies outside the U.S. 0.96%
Egyptian Treasury 2/8/2022	11.638%	EGP	816,000	$51,421
Egyptian Treasury 4/19/2022	11.527		750,000	46,190
				97,611

Total short-term securities (cost: $494,816,000)				495,084
Total investment securities 97.36% (cost: $9,794,935,000)				9,932,210
Other assets less liabilities 2.64%				269,522

Net assets 100.00%				$10,201,732

Futures contracts

					Value and
					unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2021
Contracts	Type	contracts	Expiration	(000)	(000)
90 Day Euro Dollar Futures	Long	9,858	December 2022	$ 2,438,746	$(1,183)
90 Day Euro Dollar Futures	Long	22,335	September 2023	5,499,435	(36,444)
90 Day Euro Dollar Futures	Short	15,236	December 2023	(3,748,437)	23,576
90 Day Euro Dollar Futures	Short	11,374	December 2024	(2,794,876)	2,224
2 Year U.S. Treasury Note Futures	Long	90	March 2022	19,636	(9)
5 Year U.S. Treasury Note Futures	Short	30,860	March 2022	(3,733,337)	(2,715)
10 Year Euro-Bund Futures	Long	1,795	March 2022	350,213	(6,827)
10 Year Italy Government Bond Futures	Short	1,417	March 2022	(237,165)	4,088
10 Year U.S. Treasury Note Futures	Short	2,925	March 2022	(381,621)	(256)
10 Year Ultra U.S. Treasury Note Futures	Short	5,417	March 2022	(793,252)	(13,566)
20 Year U.S. Treasury Bond Futures	Short	1,649	March 2022	(264,561)	(3,710)
30 Year Euro-Buxl Futures	Long	1,103	March 2022	259,617	(13,827)
30 Year Ultra U.S. Treasury Bond Futures	Short	5,630	March 2022	(1,109,814)	(23,986)
					$(72,635)

Forward currency contracts

						Unrealized
						(depreciation)
Contract amount						appreciation
Currency purchased		Currency sold			Settlement	at 12/31/2021
(000)		(000)		Counterparty	date	(000)
USD	63,129	NOK	557,925	UBS AG	1/6/2022	$(217)
USD	12,580	CLP	10,558,000	UBS AG	1/7/2022	197
JPY	1,831,000	EUR	14,292	JPMorgan Chase	1/7/2022	(355)
JPY	31,244,839	USD	276,678	Bank of America	1/7/2022	(5,042)
USD	240,914	PHP	12,228,800	Standard Chartered Bank	1/10/2022	2,557
USD	56,998	ZAR	906,875	JPMorgan Chase	1/10/2022	166
USD	9,584	INR	720,000	HSBC Bank	1/10/2022	(70)
EUR	4,527	MXN	110,000	Goldman Sachs	1/10/2022	(208)
USD	20,692	BRL	117,230	Standard Chartered Bank	1/10/2022	(309)
USD	195,035	CNH	1,245,200	UBS AG	1/10/2022	(721)
USD	282,250	GBP	211,825	Goldman Sachs	1/10/2022	(4,459)
EUR	58,395	USD	65,988	Morgan Stanley	1/11/2022	509
USD	83,245	CAD	106,525	HSBC Bank	1/11/2022	(967)
RUB	8,750,000	USD	117,563	JPMorgan Chase	1/13/2022	(1,164)
USD	161,547	NZD	238,000	Morgan Stanley	1/13/2022	(1,434)
USD	83,821	MXN	1,771,466	Citibank	1/13/2022	(2,506)
USD	7,840	KRW	9,269,600	Citibank	1/14/2022	48
USD	3,604	SEK	32,500	HSBC Bank	1/20/2022	7
USD	4,357	SGD	5,945	Bank of America	1/20/2022	(54)
USD	5,281	GBP	3,959	UBS AG	1/20/2022	(77)
USD	106,853	EUR	94,418	Morgan Stanley	1/20/2022	(686)
JPY	19,129,085	USD	168,552	Morgan Stanley	1/20/2022	(2,229)

22	American Funds Strategic Bond Fund

Forward currency contracts (continued)

						Unrealized
						(depreciation)
Contract amount						appreciation
Currency purchased		Currency sold			Settlement	at 12/31/2021
(000)		(000)		Counterparty	date	(000)
USD	200,850	AUD	279,200	Standard Chartered Bank	1/20/2022	$(2,295)
USD	162,613	IDR	2,340,400,000	Citibank	1/21/2022	(1,826)
COP	816,915,000	USD	203,054	Morgan Stanley	1/24/2022	(2,736)
						$(23,871)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Upfront		Unrealized
								premium		appreciation
Receive		Pay					Value at	paid		(depreciation)
	Payment		Payment	Expiration	Notional		12/31/2021	(received)		at 12/31/2021
Rate	frequency	Rate	frequency	date	(000)		(000)	(000)		(000)
2.5775%	Annual	U.S. EFFR	Annual	7/16/2022		$228,977	$2,947	$—		$2,947
0.493%	Annual	SONIA	Annual	10/14/2022		£1,218,200	(2,217)	—		(2,217)
0.49%	Annual	SONIA	Annual	10/15/2022		475,496	(911)	—		(911)
0.491%	Annual	SONIA	Annual	10/15/2022		525,204	(1,044)	—	[15]	(1,044)
0.49067%	Annual	SONIA	Annual	10/15/2022		572,400	(1,092)	—		(1,092)
0.492%	Annual	SONIA	Annual	10/15/2022		618,700	(1,172)	—		(1,172)
SONIA	Annual	0.50%	Annual	11/5/2022		622,400	1,404	—		1,404
SONIA	Annual	0.502%	Annual	11/5/2022		424,300	948	—		948
SONIA	Annual	0.5045%	Annual	11/5/2022		209,300	461	—		461
SONIA	Annual	0.524%	Annual	11/8/2022		485,700	973	—		973
SONIA	Annual	0.525%	Annual	11/8/2022		485,700	967	—		967
SONIA	Annual	0.517%	Annual	11/8/2022		331,200	690	—		690
SONIA	Annual	0.5155%	Annual	11/8/2022		163,300	343	—		343
SONIA	Annual	0.565%	Annual	11/19/2022		557,500	999	—		999
2.10125%	Annual	U.S. EFFR	Annual	1/12/2023		$36,000	627	—		627
2.045%	Semi-annual	3-month USD-LIBOR	Quarterly	3/24/2023		53,800	938	—		938
2.55%	Annual	U.S. EFFR	Annual	4/26/2023		50,000	1,338	—		1,338
2.5815%	Annual	U.S. EFFR	Annual	5/25/2023		96,000	2,728	—		2,728
1.8875%	Semi-annual	3-month USD-LIBOR	Quarterly	6/7/2023		33,600	566	—		566
1.56%	Semi-annual	3-month USD-LIBOR	Quarterly	7/6/2023		40,500	500	—		500
1.615%	Semi-annual	3-month USD-LIBOR	Quarterly	8/18/2023		73,000	985	—		985
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZ$	129,461	(1,106)	—		(1,106)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		1,103,232	(9,578)	—		(9,578)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		406,601	(3,547)	—		(3,547)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		1,016,363	(8,560)	—		(8,560)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		167,647	(1,426)	—		(1,426)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		167,647	(1,391)	—		(1,391)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		184,049	(1,519)	—		(1,519)
3-month USD-LIBOR	Quarterly	3.09009%	Semi-annual	10/31/2023		$58,020	(2,365)	—		(2,365)
2.42%	Semi-annual	3-month USD-LIBOR	Quarterly	11/18/2023		50,000	1,444	—		1,444
0.204%	Annual	U.S. EFFR	Annual	2/26/2024		988,000	(12,492)	—		(12,492)
0.2405%	Annual	U.S. EFFR	Annual	3/1/2024		466,800	(5,589)	—		(5,589)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024		587,300	6,674	—		6,674
6.23%	28-Day	28-day MXN-TIIE	28-Day	3/28/2025	MXN	1,051,500	(1,785)	—		(1,785)
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025		$84,400	(1,167)	—		(1,167)
(0.445)%	Annual	6-month EURIBOR	Semi-annual	12/3/2025		€448,100	(7,971)	—		(7,971)
(0.452)%	Annual	6-month EURIBOR	Semi-annual	12/3/2025		448,100	(8,112)	—		(8,112)
3-month SEK-STIBOR	At maturity	0.154%	At maturity	2/5/2026	SKr	958,800	1,983	—		1,983
3-month SEK-STIBOR	Quarterly	0.159%	Annual	2/8/2026		961,800	1,976	—		1,976
3-month SEK-STIBOR	Quarterly	0.1625%	Annual	2/8/2026		957,200	1,951	—		1,951
3-month SEK-STIBOR	Quarterly	0.175%	Annual	2/9/2026		1,501,900	2,977	—	[15]	2,977
3-month SEK-STIBOR	Quarterly	0.179%	Annual	2/9/2026		750,800	1,475	—		1,475
3-month SEK-STIBOR	Quarterly	0.185%	Annual	2/11/2026		753,100	1,463	—		1,463
3-month SEK-STIBOR	Quarterly	0.189%	Annual	2/11/2026		753,100	1,450	—		1,450
5.39%	28-Day	28-day MXN-TIIE	28-Day	3/6/2026	MXN	390,000	(1,407)	—		(1,407)

American Funds Strategic Bond Fund	23

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

								Upfront		Unrealized
								premium		appreciation
Receive		Pay					Value at	paid		(depreciation)
	Payment		Payment	Expiration	Notional		12/31/2021	(received)		at 12/31/2021
Rate	frequency	Rate	frequency	date	(000)		(000)	(000)		(000)
5.395%	28-Day	28-day MXN-TIIE	28-Day	3/6/2026	MXN	1,310,000	$(4,715)	$—		$(4,715)
5.43%	28-Day	28-day MXN-TIIE	28-Day	3/10/2026		660,000	(2,345)	—		(2,345)
5.455%	28-Day	28-day MXN-TIIE	28-Day	3/11/2026		255,000	(895)	—		(895)
5.4167%	28-Day	28-day MXN-TIIE	28-Day	3/11/2026		780,000	(2,791)	—		(2,791)
5.55%	28-Day	28-day MXN-TIIE	28-Day	3/12/2026		250,000	(836)	—		(836)
5.50%	28-Day	28-day MXN-TIIE	28-Day	3/12/2026		330,000	(1,133)	—		(1,133)
5.6275%	28-Day	28-day MXN-TIIE	28-Day	3/12/2026		505,000	(1,619)	—		(1,619)
5.63%	28-Day	28-day MXN-TIIE	28-Day	3/13/2026		256,000	(820)	—		(820)
5.62%	28-Day	28-day MXN-TIIE	28-Day	3/13/2026		385,000	(1,240)	—		(1,240)
5.6412%	28-Day	28-day MXN-TIIE	28-Day	3/13/2026		579,000	(1,843)	—		(1,843)
6.20%	28-Day	28-day MXN-TIIE	28-Day	3/19/2026		283,000	(621)	—		(621)
6.17%	28-Day	28-day MXN-TIIE	28-Day	3/19/2026		286,000	(643)	—		(643)
6.105%	28-Day	28-day MXN-TIIE	28-Day	3/19/2026		274,000	(647)	—		(647)
6.08%	28-Day	28-day MXN-TIIE	28-Day	3/19/2026		292,000	(703)	—		(703)
6.05%	28-Day	28-day MXN-TIIE	28-Day	3/19/2026		286,500	(705)	—		(705)
6.03%	28-Day	28-day MXN-TIIE	28-Day	3/19/2026		1,305,000	(3,259)	—	[15]	(3,259)
6.08%	28-Day	28-day MXN-TIIE	28-Day	3/20/2026		282,500	(681)	—		(681)
6.35%	28-Day	28-day MXN-TIIE	28-Day	6/12/2026		431,000	(867)	—		(867)
6.3967%	28-Day	28-day MXN-TIIE	28-Day	6/15/2026		438,000	(843)	—		(843)
6.435%	28-Day	28-day MXN-TIIE	28-Day	6/15/2026		585,000	(1,084)	—		(1,084)
6.42%	28-Day	28-day MXN-TIIE	28-Day	6/15/2026		868,000	(1,634)	—		(1,634)
6.49%	28-Day	28-day MXN-TIIE	28-Day	6/16/2026		289,000	(506)	—		(506)
6.5375%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026		217,000	(361)	—		(361)
6.50%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026		210,300	(364)	—		(364)
6.47%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026		214,800	(384)	—		(384)
6.55%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026		657,000	(1,076)	—	[15]	(1,076)
6.55%	28-Day	28-day MXN-TIIE	28-Day	6/18/2026		212,600	(348)	—		(348)
6.50%	28-Day	28-day MXN-TIIE	28-Day	6/18/2026		420,500	(729)	—		(729)
6.71%	28-Day	28-day MXN-TIIE	28-Day	6/19/2026		286,200	(383)	—		(383)
6.65%	28-Day	28-day MXN-TIIE	28-Day	6/19/2026		286,200	(415)	—		(415)
6.715%	28-Day	28-day MXN-TIIE	28-Day	6/19/2026		427,800	(568)	—		(568)
6.69%	28-Day	28-day MXN-TIIE	28-Day	6/19/2026		572,500	(788)	—		(788)
6.59%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		139,200	(218)	—		(218)
6.58%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		149,500	(237)	—		(237)
6.585%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		182,900	(288)	—		(288)
6.64%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		224,900	(331)	—		(331)
6.6175%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		596,500	(903)	—		(903)
6.633%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		620,300	(920)	—		(920)
6.63%	28-Day	28-day MXN-TIIE	28-Day	6/26/2026		635,800	(947)	—		(947)
7.135%	28-Day	28-day MXN-TIIE	28-Day	9/25/2026		736,700	(419)	—		(419)
7.10%	28-Day	28-day MXN-TIIE	28-Day	9/25/2026		1,031,300	(658)	—		(658)
7.065%	28-Day	28-day MXN-TIIE	28-Day	9/28/2026		589,382	(417)	—		(417)
7.19%	28-Day	28-day MXN-TIIE	28-Day	9/29/2026		294,600	(136)	—		(136)
7.3023%	28-Day	28-day MXN-TIIE	28-Day	9/30/2026		383,700	(91)	—		(91)
7.28%	28-Day	28-day MXN-TIIE	28-Day	9/30/2026		589,400	(166)	—		(166)
TONAR	Annual	(0.01246731)%	Annual	10/1/2026		¥1,442,100	(2)		(4)	2
7.30%	28-Day	28-day MXN-TIIE	28-Day	10/1/2026	MXN	147,348	(36)	—		(36)
7.24%	28-Day	28-day MXN-TIIE	28-Day	10/2/2026		123,770	(45)	—		(45)
7.52%	28-Day	28-day MXN-TIIE	28-Day	10/19/2026		147,300	29	—		29
7.55%	28-Day	28-day MXN-TIIE	28-Day	10/23/2026		439,000	112	—		112
7.64%	28-Day	28-day MXN-TIIE	28-Day	10/28/2026		303,900	133	—		133
7.39%	28-Day	28-day MXN-TIIE	28-Day	10/30/2026		297,800	(19)	—		(19)
7.335%	28-Day	28-day MXN-TIIE	28-Day	11/6/2026		442,100	(76)	—		(76)
7.20%	28-Day	28-day MXN-TIIE	28-Day	11/6/2026		595,500	(265)	—		(265)
7.335%	28-Day	28-day MXN-TIIE	28-Day	11/26/2026		194,771	(35)	—		(35)
2.91%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		$19,100	1,199	—		1,199
2.908%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		19,100	1,197	—		1,197
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		15,300	972	—		972
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028		14,500	917	—		917

24	American Funds Strategic Bond Fund

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

								Upfront	Unrealized
								premium	appreciation
Receive		Pay					Value at	paid	(depreciation)
	Payment		Payment	Expiration	Notional		12/31/2021	(received)	at 12/31/2021
Rate	frequency	Rate	frequency	date	(000)		(000)	(000)	(000)
3-month USD-LIBOR	Quarterly	1.1655%	Semi-annual	3/4/2028		$199,000	$2,964	$—	$2,964
U.S. EFFR	Annual	2.438%	Annual	1/11/2029		44,000	(3,711)	—	(3,711)
28-day MXN-TIIE	28-Day	6.95%	28-Day	3/22/2030	MXN	636,500	1,048	—	1,048
3-month USD-LIBOR	Quarterly	2.679%	Semi-annual	4/14/2030		$4,800	(443)	—	(443)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030		153,800	7,872	—	7,872
3-month USD-LIBOR	Quarterly	2.35%	Semi-annual	3/24/2031		11,700	(830)	—	(830)
3-month USD-LIBOR	Quarterly	2.22%	Semi-annual	6/7/2031		7,300	(440)	—	(440)
3-month USD-LIBOR	Quarterly	1.89%	Semi-annual	7/6/2031		8,700	(270)	—	(270)
3-month USD-LIBOR	Quarterly	1.87%	Semi-annual	8/18/2031		15,500	(451)	—	(451)
3-month USD-LIBOR	Quarterly	2.57%	Semi-annual	11/18/2031		11,000	(1,036)	—	(1,036)
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038		9,200	(860)	—	(860)
3-month USD-LIBOR	Quarterly	2.9625%	Semi-annual	2/1/2038		11,400	(1,043)	—	(1,043)
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038		11,500	(1,053)	—	(1,053)
3-month USD-LIBOR	Quarterly	2.967%	Semi-annual	2/2/2038		8,900	(818)	—	(818)
3.1675%	Semi-annual	3-month USD-LIBOR	Quarterly	9/27/2048		29,000	9,301	—	9,301
U.S. EFFR	Annual	0.6193%	Annual	4/6/2050		12,600	2,431	—	2,431
U.S. EFFR	Annual	0.60602%	Annual	4/6/2050		5,800	1,137	—	1,137
U.S. EFFR	Annual	0.616917%	Annual	4/6/2050		5,200	1,006	—	1,006
6-month EURIBOR	Semi-annual	0.0897%	Annual	6/4/2050		€16,100	1,992	—	1,992
6-month EURIBOR	Semi-annual	0.006%	Annual	12/3/2050		74,200	11,189	—	11,189
6-month EURIBOR	Semi-annual	0.0175%	Annual	12/3/2050		74,200	10,920	—	10,920
6-month EURIBOR	Semi-annual	0.068%	Annual	1/15/2051		39,980	5,256	—	5,256
1.8205%	Semi-annual	3-month USD-LIBOR	Quarterly	10/8/2051		$82,200	2,234	—	2,234
1.8125%	Semi-annual	3-month USD-LIBOR	Quarterly	10/8/2051		82,300	2,078	—	2,078
1.8375%	Semi-annual	3-month USD-LIBOR	Quarterly	10/12/2051		82,500	2,585	—	2,585
								$(4)	$(22,078)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

							Unrealized
						Upfront	appreciation
					Value at	premium	(depreciation)
Reference	Financing	Payment	Expiration	Notional	12/31/2021	received	at 12/31/2021
index	rate paid	frequency	date	(000)	(000)	(000)	(000)
CDX.NA.HY.37	5.00%	Quarterly	12/20/2026	$1,221,263	$(111,627)	$(113,748)	$2,121
ITRAX.EUR.IG.36	1.00%	Quarterly	12/20/2026	1,000	(30)	(30)	—	[15]
CDX.NA.IG.37	1.00%	Quarterly	12/20/2026	2,076,940	(50,455)	(49,688)		(767)
						$(163,466)	$1,354

Investments in affiliates14

	Value of			Net	Net	Value of
	affiliate at			realized	unrealized	affiliate at	Dividend
	1/1/2021	Additions	Reductions	loss	appreciation	12/31/2021	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Short-term securities 3.89%
Money market investments 3.89%
Capital Group Central Cash Fund 0.09%[13]	$551,579	$7,504,571	$7,658,648	$(52)	$23	$397,473	$478

American Funds Strategic Bond Fund	25

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $301,147,000, which represented 2.95% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,476,543,000, which represented 24.28% of the net assets of the fund.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $49,861,000, which represented .49% of the net assets of the fund.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	Step bond; coupon rate may change at a later date.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $84,418,000, which represented .83% of the net assets of the fund.
[8]	Value determined using significant unobservable inputs.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Purchased on a TBA basis.
[11]	Scheduled interest and/or principal payment was not received.
[12]	Security did not produce income during the last 12 months.
[13]	Rate represents the seven-day yield at 12/31/2021.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[15]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars

Auth. = Authority

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

Certs. of Part. = Certificates of Participation

CLO = Collateralized Loan Obligations

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

DAC = Designated Activity Company

Dev. = Development

Econ. = Economic

EFFR = Effective Federal Funds Rate

EGP = Egyptian pounds

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

Facs. = Facilities

Fin. = Finance

FRA = Forward Rate Agreement

G.O. = General Obligation

GBP/£ = British pounds

GHS = Ghanaian cedi

IDR = Indonesian rupiah

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NOK = Norwegian kroner

NZD = New Zealand dollars

PEN = Peruvian nuevos soles

PHP = Philippine pesos

Ref. = Refunding

Rev. = Revenue

RUB = Russian rubles

SEK/SKr = Swedish kronor

SGD = Singapore dollars

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

STIBOR = Stockholm Interbank Offered Rate

TBA = To-be-announced

TIIE = Equilibrium Interbank Interest Rate

TONAR = Tokyo Overnight Average Rate

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements.

26	American Funds Strategic Bond Fund

Financial statements

Statement of assets and liabilities
at December 31, 2021	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $9,397,503)	$9,534,737
Affiliated issuers (cost: $397,432)	397,473	$9,932,210
Cash		5,415
Cash denominated in currencies other than U.S. dollars (cost: $442)		442
Unrealized appreciation on open forward currency contracts		3,484
Receivables for:
Sales of investments	272,164
Sales of fund’s shares	32,267
Dividends and interest	62,868
Variation margin on futures contracts	1,205
Variation margin on centrally cleared swap contracts	5,399
Other	75	373,978
		10,315,529
Liabilities:
Unrealized depreciation on open forward currency contracts		27,355
Payables for:
Purchases of investments	50,278
Repurchases of fund’s shares	10,148
Investment advisory services	2,556
Services provided by related parties	1,056
Trustees’ deferred compensation	18
Variation margin on futures contracts	15,147
Variation margin on centrally cleared swap contracts	7,081
Other	158	86,442
Net assets at December 31, 2021		$10,201,732

Net assets consist of:
Capital paid in on shares of beneficial interest		$10,243,072
Total accumulated loss		(41,340)
Net assets at December 31, 2021		$10,201,732

See notes to financial statements.

American Funds Strategic Bond Fund	27

Financial statements (continued)

Statement of assets and liabilities
at December 31, 2021 (continued)
(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (897,899 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$2,224,295	195,862	$11.36
Class C	107,561	9,523	11.30
Class T	11	1	11.36
Class F-1	323,100	28,483	11.34
Class F-2	3,056,308	268,978	11.36
Class F-3	1,178,436	103,756	11.36
Class 529-A	82,783	7,296	11.35
Class 529-C	8,725	772	11.30
Class 529-E	3,913	345	11.35
Class 529-T	13	1	11.37
Class 529-F-1	10	1	11.35
Class 529-F-2	24,868	2,190	11.36
Class 529-F-3	10	1	11.35
Class R-1	1,356	119	11.34
Class R-2	7,200	636	11.32
Class R-2E	1,324	117	11.35
Class R-3	11,252	992	11.34
Class R-4	16,075	1,417	11.35
Class R-5E	2,307	203	11.37
Class R-5	2,965	261	11.37
Class R-6	3,149,220	276,945	11.37

See notes to financial statements.

28	American Funds Strategic Bond Fund

Financial statements (continued)

Statement of operations
for the year ended December 31, 2021	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $53)	$270,409
Dividends (includes $478 from affiliates)	528	$270,937
Fees and expenses*:
Investment advisory services	25,966
Distribution services	8,130
Transfer agent services	4,807
Administrative services	2,507
Reports to shareholders	209
Registration statement and prospectus	1,328
Trustees’ compensation	22
Auditing and legal	113
Custodian	229
Other	117
Total fees and expenses before waiver/reimbursement	43,428
Less waiver/reimbursement of fees and expenses:
Investment advisory services waiver	421
Transfer agent services reimbursement	— †
Total fees and expenses after waiver/reimbursement		43,007
Net investment income		227,930

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(54,933)
Affiliated issuers	(52)
Futures contracts	(13,043)
Forward currency contracts	12,962
Swap contracts	(8,581)
Currency transactions	(992)	(64,639)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $94):
Unaffiliated issuers	(26,874)
Affiliated issuers	23
Futures contracts	(75,556)
Forward currency contracts	(21,651)
Swap contracts	(28,159)
Currency translations	48	(152,169)
Net realized loss and unrealized depreciation		(216,808)

Net increase in net assets resulting from operations		$11,122

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

American Funds Strategic Bond Fund	29

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31,
	2021	2020
Operations:
Net investment income	$227,930	$43,582
Net realized (loss) gain	(64,639)	114,593
Net unrealized (depreciation) appreciation	(152,169)	159,960
Net increase in net assets resulting from operations	11,122	318,135

Distributions paid to shareholders	(174,476)	(189,620)

Net capital share transactions	4,666,363	4,566,305

Total increase in net assets	4,503,009	4,694,820

Net assets:
Beginning of year	5,698,723	1,003,903
End of year	$10,201,732	$5,698,723

See notes to financial statements.

30	American Funds Strategic Bond Fund

Notes to financial statements

1. Organization

American Funds Strategic Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide maximum total return consistent with preservation of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Funds Strategic Bond Fund	31

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

32	American Funds Strategic Bond Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$3,752,630	$—	$3,752,630
Corporate bonds, notes & loans	—	3,266,875	4,968	3,271,843
Bonds & notes of governments & government agencies outside the U.S.	—	1,036,152	—	1,036,152
Mortgage-backed obligations	—	616,309	59,254	675,563
Asset-backed obligations	—	453,561	—	453,561
Municipals	—	228,186	—	228,186
Federal agency bonds & notes	—	18,084	—	18,084
Common stocks	—	729	—	729
Preferred securities	—	242	—	242
Rights & warrants	—	136	—	136
Short-term securities	397,473	97,611	—	495,084
Total	$397,473	$9,470,515	$64,222	$9,932,210

American Funds Strategic Bond Fund	33

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$29,888	$—	$—	$29,888
Unrealized appreciation on open forward currency contracts	—	3,484	—	3,484
Unrealized appreciation on centrally cleared interest rate swaps	—	105,381	—	105,381
Unrealized appreciation on credit default swaps	—	2,121	—	2,121
Liabilities:
Unrealized depreciation on futures contracts	(102,523)	—	—	(102,523)
Unrealized depreciation on open forward currency contracts	—	(27,355)	—	(27,355)
Unrealized depreciation on centrally cleared interest rate swaps	—	(127,459)	—	(127,459)
Unrealized depreciation on credit default swaps	—	(767)	—	(767)
Total	$(72,635)	$(44,595)	$—	$(117,230)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

34	American Funds Strategic Bond Fund

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

American Funds Strategic Bond Fund	35

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa.

Portfolio turnover — The fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the fund’s returns to shareholders. The fund’s portfolio turnover rate may vary from year to year, as well as within a year.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

36	American Funds Strategic Bond Fund

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $29,902,904,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $2,732,004,000.

American Funds Strategic Bond Fund	37

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $11,236,153,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $2,045,773,000.

38	American Funds Strategic Bond Fund

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$29,888	Unrealized depreciation*	$102,523
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	3,484	Unrealized depreciation on open forward currency contracts	27,355
Swap (centrally cleared)	Interest	Unrealized appreciation*	105,381	Unrealized depreciation*	127,459
Swap (centrally cleared)	Credit	Unrealized appreciation*	2,121	Unrealized depreciation*	767
			$140,874		$258,104

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(13,043)	Net unrealized depreciation on futures contracts	$(75,556)
Forward currency	Currency	Net realized gain on forward currency contracts	12,962	Net unrealized depreciation on forward currency contracts	(21,651)
Swap	Interest	Net realized gain on swap contracts	50,548	Net unrealized depreciation on swap contracts	(43,766)
Swap	Credit	Net realized loss on swap contracts	(59,129)	Net unrealized appreciation on swap contracts	15,607
			$(8,662)		$(125,366)

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For futures contracts, centrally cleared interest rate swaps and credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

American Funds Strategic Bond Fund	39

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2021, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Citibank	$48	$(48)	$—	$—	$—
HSBC Bank	7	(7)	—	—	—
JPMorgan Chase	166	(166)	—	—	—
Morgan Stanley	509	(509)	—	—	—
Standard Chartered Bank	2,557	(2,557)	—	—	—
UBS AG	197	(197)	—	—	—
Total	$3,484	$(3,484)	$—	$—	$—
Liabilities:
Bank of America	$5,096	$—	$(5,096)	$—	$—
Citibank	4,332	(48)	(3,719)	—	565
Goldman Sachs	4,667	—	(3,691)	—	976
HSBC Bank	1,037	(7)	—	—	1,030
JPMorgan Chase	1,519	(166)	(583)	—	770
Morgan Stanley	7,085	(509)	(4,021)	—	2,555
Standard Chartered Bank	2,604	(2,557)	—	—	47
UBS AG	1,015	(197)	(353)	—	465
Total	$27,355	$(3,484)	$(17,463)	$—	$6,408

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2021, the fund reclassified $4,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

40	American Funds Strategic Bond Fund

As of December 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$24,243
Capital loss carryforward[1]	(146,406)
Gross unrealized appreciation on investments	475,640
Gross unrealized depreciation on investments	(361,553)
Net unrealized appreciation on investments	114,087
Cost of investments	9,864,363

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2021					Year ended December 31, 2020
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$34,669		$—	$34,669		$54,064		$3,419		$57,483
Class C	1,105		—	1,105		3,433		257		3,690
Class T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	5,320		—	5,320		8,699		576		9,275
Class F-2	53,132		—	53,132		54,224		3,452		57,676
Class F-3	21,226		—	21,226		16,577		1,064		17,641
Class 529-A	1,343		—	1,343		2,299		143		2,442
Class 529-C	85		—	85		261		19		280
Class 529-E	63		—	63		134		9		143
Class 529-T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1	—	[2]	—	—	[2]	233		—	[2]	233
Class 529-F-2[3]	470		—	470		552		43		595
Class 529-F-3[3]	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class R-1	15		—	15		39		3		42
Class R-2	73		—	73		199		14		213
Class R-2E	16		—	16		32		2		34
Class R-3	134		—	134		243		16		259
Class R-4	213		—	213		235		14		249
Class R-5E	40		—	40		55		3		58
Class R-5	76		—	76		104		6		110
Class R-6	56,496		—	56,496		36,653		2,544		39,197
Total	$174,476		$—	$174,476		$178,036		$11,584		$189,620

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.447% on the first $1.5 billion of daily net assets and decreasing to 0.310% on such assets in excess of $1.5 billion. On March 10, 2021, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2021, decreasing the annual rate to 0.285%, 0.270% and 0.255% on daily net assets in excess of $2.5 billion, $4.0 billion and $6.5 billion, respectively. CRMC waived investment advisory services fees of $421,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $25,966,000, which were equivalent to an annualized rate of 0.311% of average daily net assets, were reduced to $25,545,000, which were equivalent to an annualized rate of 0.306% of average daily net assets.

American Funds Strategic Bond Fund	41

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2021, unreimbursed expenses subject to reimbursement totaled $1,497,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended December 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

42	American Funds Strategic Bond Fund

For the year ended December 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$5,800	$1,610		$580		Not applicable
Class C	1,134	96		34		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	764	357		92		Not applicable
Class F-2	Not applicable	2,596		736		Not applicable
Class F-3	Not applicable	8		279		Not applicable
Class 529-A	182	60		23		$45
Class 529-C	88	7		3		5
Class 529-E	22	1		1		2
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	12		7		14
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	14	1		—	*	Not applicable
Class R-2	51	19		2		Not applicable
Class R-2E	7	2		—	*	Not applicable
Class R-3	43	11		3		Not applicable
Class R-4	25	7		3		Not applicable
Class R-5E	Not applicable	3		1		Not applicable
Class R-5	Not applicable	1		1		Not applicable
Class R-6	Not applicable	16		742		Not applicable
Total class-specific expenses	$8,130	$4,807		$2,507		$66

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $22,000 in the fund’s statement of operations reflects $21,000 in current fees (either paid in cash or deferred) and a net increase of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $24,730,000 and $24,011,000, respectively, which generated $1,520,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2021.

American Funds Strategic Bond Fund	43

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class A	$1,034,841	90,546	$34,480		3,031		$(474,417)	(41,622)	$594,904	51,955
Class C	41,025	3,607	1,103		98		(55,871)	(4,936)	(13,743)	(1,231)
Class T	—	—	—		—		—	—	—	—
Class F-1	249,859	21,896	5,307		467		(212,336)	(18,635)	42,830	3,728
Class F-2	2,391,902	209,695	52,931		4,647		(1,016,625)	(89,143)	1,428,208	125,199
Class F-3	921,218	80,698	21,096		1,854		(294,459)	(25,797)	647,855	56,755
Class 529-A	34,119	2,987	1,342		118		(20,074)	(1,758)	15,387	1,347
Class 529-C	3,333	293	84		7		(3,539)	(311)	(122)	(11)
Class 529-E	1,529	133	63		6		(2,077)	(183)	(485)	(44)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-2	10,612	928	470		41		(6,573)	(573)	4,509	396
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	385	34	15		1		(430)	(38)	(30)	(3)
Class R-2	3,661	322	73		6		(3,293)	(289)	441	39
Class R-2E	553	49	16		1		(315)	(27)	254	23
Class R-3	7,086	621	134		12		(3,547)	(312)	3,673	321
Class R-4	12,737	1,114	212		19		(3,331)	(293)	9,618	840
Class R-5E	4,322	377	40		4		(3,641)	(317)	721	64
Class R-5	1,353	120	42		3		(1,473)	(129)	(78)	(6)
Class R-6	1,953,055	172,413	56,133		4,919		(76,767)	(6,683)	1,932,421	170,649
Total net increase (decrease)	$6,671,590	585,833	$173,541		15,234		$(2,178,768)	(191,046)	$4,666,363	410,021

See next page for footnotes.

44	American Funds Strategic Bond Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class A	$1,130,093	97,728	$57,218		4,924		$(272,034)	(23,811)	$915,277	78,841
Class C	109,118	9,452	3,676		318		(27,584)	(2,412)	85,210	7,358
Class T	—	—	—		—		—	—	—	—
Class F-1	352,133	30,164	9,268		796		(87,326)	(7,427)	274,075	23,533
Class F-2	1,871,829	160,618	57,446		4,926		(396,836)	(33,813)	1,532,439	131,731
Class F-3	489,678	41,844	17,565		1,509		(49,936)	(4,340)	457,307	39,013
Class 529-A	39,615	3,445	2,441		211		(11,043)	(968)	31,013	2,688
Class 529-C	4,418	387	280		24		(5,405)	(469)	(707)	(58)
Class 529-E	3,149	271	142		12		(942)	(84)	2,349	199
Class 529-T	—	—	1		—	[2]	—	—	1	— [2]
Class 529-F-1	8,625	780	233		21		(24,456)	(2,084)	(15,598)	(1,283)
Class 529-F-2[3]	23,058	1,956	593		51		(2,531)	(213)	21,120	1,794
Class 529-F-3[3]	10	1	—	[2]	—	[2]	—	—	10	1
Class R-1	806	72	42		4		(1,590)	(147)	(742)	(71)
Class R-2	5,055	444	213		18		(2,199)	(192)	3,069	270
Class R-2E	1,086	96	34		3		(203)	(17)	917	82
Class R-3	5,658	486	259		22		(2,539)	(221)	3,378	287
Class R-4	4,233	362	247		21		(1,969)	(172)	2,511	211
Class R-5E	1,552	135	58		5		(518)	(44)	1,092	96
Class R-5	2,649	226	68		6		(918)	(78)	1,799	154
Class R-6	1,230,931	103,644	39,197		3,359		(18,343)	(1,654)	1,251,785	105,349
Total net increase (decrease)	$5,283,696	452,111	$188,981		16,230		$(906,372)	(78,146)	$4,566,305	390,195

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,500,174,000 and $5,446,458,000, respectively, during the year ended December 31, 2021.

American Funds Strategic Bond Fund	45

Financial highlights

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2021	$11.68	$.28	$(.40)	$(.12)	$(.20)	$—	$—	$(.20)	$11.36	(1.13)%	$2,224		.75%		.75%		2.45%
12/31/2020	10.28	.15	1.70	1.85	(.22)	(.23)	—	(.45)	11.68	18.09	1,681		.85		.83		1.33
12/31/2019	9.83	.23	.54	.77	(.10)	(.22)	—	(.32)	10.28	7.84	669		.96		.95		2.28
12/31/2018	10.15	.32	(.29)	.03	(.35)	—	—	(.35)	9.83	.27	395		1.01		.97		3.18
12/31/2017	10.05	.24	.08	.32	(.11)	(.10)	(.01)	(.22)	10.15	3.23	378		1.09		1.02		2.38
Class C:
12/31/2021	11.61	.19	(.39)	(.20)	(.11)	—	—	(.11)	11.30	(1.77)	108		1.46		1.45		1.70
12/31/2020	10.23	.07	1.69	1.76	(.15)	(.23)	—	(.38)	11.61	17.16	125		1.54		1.53		.62
12/31/2019	9.80	.16	.53	.69	(.04)	(.22)	—	(.26)	10.23	7.13	35		1.67		1.66		1.56
12/31/2018	10.12	.24	(.29)	(.05)	(.27)	—	—	(.27)	9.80	(.52)	21		1.81		1.77		2.37
12/31/2017	10.02	.17	.07	.24	(.03)	(.10)	(.01)	(.14)	10.12	2.42	22		1.84		1.77		1.63
Class T:
12/31/2021	11.69	.31	(.41)	(.10)	(.23)	—	—	(.23)	11.36	(.85)[5]	—	[6]	.46	[5]	.45	[5]	2.70	[5]
12/31/2020	10.28	.18	1.71	1.89	(.25)	(.23)	—	(.48)	11.69	18.37 [5]	—	[6]	.58	[5]	.56	[5]	1.61	[5]
12/31/2019	9.83	.26	.54	.80	(.13)	(.22)	—	(.35)	10.28	8.22 [5]	—	[6]	.69	[5]	.68	[5]	2.57	[5]
12/31/2018	10.15	.34	(.30)	.04	(.36)	—	—	(.36)	9.83	.46 [5]	—	[6]	.82	[5]	.77	[5]	3.37	[5]
12/31/2017[7,8]	10.16	.20	— [9]	.20	(.10)	(.10)	(.01)	(.21)	10.15	1.99 [5,10]	—	[6]	.79	[5,11]	.71	[5,11]	2.71	[5,11]
Class F-1:
12/31/2021	11.66	.28	(.40)	(.12)	(.20)	—	—	(.20)	11.34	(1.04)	323		.74		.73		2.45
12/31/2020	10.28	.15	1.69	1.84	(.23)	(.23)	—	(.46)	11.66	18.02	289		.79		.78		1.30
12/31/2019	9.82	.24	.54	.78	(.10)	(.22)	—	(.32)	10.28	7.94	13		.95		.95		2.29
12/31/2018	10.14	.31	(.30)	.01	(.33)	—	—	(.33)	9.82	.16	8		1.10		1.06		3.08
12/31/2017	10.04	.24	.07	.31	(.10)	(.10)	(.01)	(.21)	10.14	3.11	10		1.12		1.05		2.37
Class F-2:
12/31/2021	11.68	.32	(.41)	(.09)	(.23)	—	—	(.23)	11.36	(.77)	3,056		.47		.46		2.78
12/31/2020	10.28	.19	1.69	1.88	(.25)	(.23)	—	(.48)	11.68	18.31	1,680		.53		.52		1.58
12/31/2019	9.83	.26	.54	.80	(.13)	(.22)	—	(.35)	10.28	8.23	124		.67		.66		2.56
12/31/2018	10.15	.34	(.29)	.05	(.37)	—	—	(.37)	9.83	.48	70		.80		.76		3.39
12/31/2017	10.04	.27	.08	.35	(.13)	(.10)	(.01)	(.24)	10.15	3.47	66		.85		.79		2.61
Class F-3:
12/31/2021	11.68	.33	(.41)	(.08)	(.24)	—	—	(.24)	11.36	(.67)	1,179		.37		.36		2.89
12/31/2020	10.28	.20	1.69	1.89	(.26)	(.23)	—	(.49)	11.68	18.51	549		.45		.44		1.69
12/31/2019	9.82	.28	.54	.82	(.14)	(.22)	—	(.36)	10.28	8.34	82		.56		.56		2.68
12/31/2018	10.14	.35	(.30)	.05	(.37)	—	—	(.37)	9.82	.57	30		.71		.67		3.48
12/31/2017[7,12]	10.10	.27	.02	.29	(.14)	(.10)	(.01)	(.25)	10.14	2.85 [10]	23		.70	[11]	.62	[11]	2.81	[11]
Class 529-A:
12/31/2021	11.67	.28	(.40)	(.12)	(.20)	—	—	(.20)	11.35	(1.13)	83		.75		.74		2.45
12/31/2020	10.27	.15	1.70	1.85	(.22)	(.23)	—	(.45)	11.67	18.13	69		.84		.82		1.35
12/31/2019	9.82	.23	.54	.77	(.10)	(.22)	—	(.32)	10.27	7.83	33		.96		.95		2.28
12/31/2018	10.14	.32	(.30)	.02	(.34)	—	—	(.34)	9.82	.25	18		1.03		.98		3.17
12/31/2017	10.04	.24	.07	.31	(.10)	(.10)	(.01)	(.21)	10.14	3.05	14		1.19		1.12		2.30

See end of table for footnotes.

46	American Funds Strategic Bond Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2021	$11.62	$.19	$(.40)	$(.21)	$(.11)	$—	$—	$(.11)	$11.30	(1.81)%	$9		1.51%		1.50%		1.66%
12/31/2020	10.23	.07	1.68	1.75	(.13)	(.23)	—	(.36)	11.62	17.17	9		1.63		1.61		.59
12/31/2019	9.80	.15	.53	.68	(.03)	(.22)	—	(.25)	10.23	7.09	9		1.73		1.72		1.50
12/31/2018	10.12	.23	(.28)	(.05)	(.27)	—	—	(.27)	9.80	(.62)	6		1.86		1.81		2.33
12/31/2017	10.02	.16	.08	.24	(.03)	(.10)	(.01)	(.14)	10.12	2.35	4		1.90		1.83		1.58
Class 529-E:
12/31/2021	11.67	.25	(.40)	(.15)	(.17)	—	—	(.17)	11.35	(1.26)	4		.96		.95		2.18
12/31/2020	10.27	.13	1.70	1.83	(.20)	(.23)	—	(.43)	11.67	17.75	4		1.05		1.03		1.12
12/31/2019	9.82	.21	.54	.75	(.08)	(.22)	—	(.30)	10.27	7.73	2		1.16		1.15		2.08
12/31/2018	10.15	.29	(.30)	(.01)	(.32)	—	—	(.32)	9.82	(.09)	1		1.29		1.25		2.90
12/31/2017	10.04	.22	.08	.30	(.08)	(.10)	(.01)	(.19)	10.15	3.02	1		1.32		1.24		2.18
Class 529-T:
12/31/2021	11.69	.30	(.40)	(.10)	(.22)	—	—	(.22)	11.37	(.83)[5]	—	[6]	.53	[5]	.52	[5]	2.64	[5]
12/31/2020	10.29	.18	1.69	1.87	(.24)	(.23)	—	(.47)	11.69	18.30 [5]	—	[6]	.64	[5]	.62	[5]	1.57	[5]
12/31/2019	9.83	.26	.54	.80	(.12)	(.22)	—	(.34)	10.29	8.15 [5]	—	[6]	.74	[5]	.73	[5]	2.52	[5]
12/31/2018	10.15	.33	(.29)	.04	(.36)	—	—	(.36)	9.83	.40 [5]	—	[6]	.88	[5]	.83	[5]	3.32	[5]
12/31/2017[7,8]	10.16	.20	— [9]	.20	(.10)	(.10)	(.01)	(.21)	10.15	1.95 [5,10]	—	[6]	.84	[5,11]	.76	[5,11]	2.66	[5,11]
Class 529-F-1:
12/31/2021	11.68	.30	(.41)	(.11)	(.22)	—	—	(.22)	11.35	(.94)[5]	—	[6]	.55	[5]	.54	[5]	2.60	[5]
12/31/2020	10.28	.18	1.70	1.88	(.25)	(.23)	—	(.48)	11.68	18.35 [5]	—	[6]	.63	[5]	.61	[5]	1.57	[5]
12/31/2019	9.83	.26	.53	.79	(.12)	(.22)	—	(.34)	10.28	8.07	13		.73		.72		2.50
12/31/2018	10.15	.33	(.29)	.04	(.36)	—	—	(.36)	9.83	.41	5		.86		.81		3.33
12/31/2017	10.04	.26	.08	.34	(.12)	(.10)	(.01)	(.23)	10.15	3.41	4		.91		.85		2.55
Class 529-F-2:
12/31/2021	11.68	.31	(.40)	(.09)	(.23)	—	—	(.23)	11.36	(.86)	25		.48		.47		2.72
12/31/2020[7,13]	11.78	.03	.21	.24	(.11)	(.23)	—	(.34)	11.68	2.04 [10]	21		.09	[10]	.08	[10]	.28	[10]
Class 529-F-3:
12/31/2021	11.68	.31	(.41)	(.10)	(.23)	—	—	(.23)	11.35	(.83)	—	[6]	.46		.43		2.71
12/31/2020[7,13]	11.78	.03	.21	.24	(.11)	(.23)	—	(.34)	11.68	2.07 [10]	—	[6]	.12	[10]	.08	[10]	.28	[10]
Class R-1:
12/31/2021	11.66	.20	(.40)	(.20)	(.12)	—	—	(.12)	11.34	(1.70)	2		1.43		1.43		1.74
12/31/2020	10.25	.08	1.69	1.77	(.13)	(.23)	—	(.36)	11.66	17.19	1		1.53		1.50		.71
12/31/2019	9.82	.16	.53	.69	(.04)	(.22)	—	(.26)	10.25	7.26	2		1.60		1.60		1.52
12/31/2018	10.15	.25	(.30)	(.05)	(.28)	—	—	(.28)	9.82	(.54)[5]	1		1.73	[5]	1.68	[5]	2.50	[5]
12/31/2017	10.05	.18	.08	.26	(.05)	(.10)	(.01)	(.16)	10.15	2.57 [5]	—	[6]	1.71	[5]	1.64	[5]	1.79	[5]

See end of table for footnotes.

American Funds Strategic Bond Fund	47

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-2:
12/31/2021	$11.64	$.20	$(.40)	$(.20)	$(.12)	$—	$—	$(.12)	$11.32	(1.71)%	$7		1.40%		1.39%		1.78%
12/31/2020	10.25	.08	1.69	1.77	(.15)	(.23)	—	(.38)	11.64	17.32	7		1.51		1.49		.67
12/31/2019	9.81	.16	.54	.70	(.04)	(.22)	—	(.26)	10.25	7.14	3		1.64		1.63		1.61
12/31/2018	10.13	.24	(.29)	(.05)	(.27)	—	—	(.27)	9.81	(.45)	2		1.73		1.68		2.46
12/31/2017	10.03	.19	.07	.26	(.05)	(.10)	(.01)	(.16)	10.13	2.59	1		1.65		1.58		1.82
Class R-2E:
12/31/2021	11.67	.24	(.41)	(.17)	(.15)	—	—	(.15)	11.35	(1.53)	1		1.15		1.15		2.07
12/31/2020	10.28	.11	1.70	1.81	(.19)	(.23)	—	(.42)	11.67	17.66	1		1.25		1.23		.96
12/31/2019	9.83	.20	.54	.74	(.07)	(.22)	—	(.29)	10.28	7.55 [5]	—	[6]	1.26	[5]	1.23	[5]	1.98	[5]
12/31/2018	10.15	.30	(.29)	.01	(.33)	—	—	(.33)	9.83	.15 [5]	—	[6]	1.24	[5]	1.18	[5]	3.07	[5]
12/31/2017	10.05	.27	.08	.35	(.14)	(.10)	(.01)	(.25)	10.15	3.43 [5]	—	[6]	.87	[5]	.71	[5]	2.67	[5]
Class R-3:
12/31/2021	11.66	.25	(.40)	(.15)	(.17)	—	—	(.17)	11.34	(1.28)	11		.99		.99		2.21
12/31/2020	10.26	.13	1.69	1.82	(.19)	(.23)	—	(.42)	11.66	17.75	8		1.09		1.07		1.10
12/31/2019	9.82	.21	.53	.74	(.08)	(.22)	—	(.30)	10.26	7.71	4		1.18		1.17		2.05
12/31/2018	10.14	.29	(.29)	— [9]	(.32)	—	—	(.32)	9.82	(.11)	3		1.31		1.27		2.89
12/31/2017	10.05	.23	.06	.29	(.09)	(.10)	(.01)	(.20)	10.14	2.98	2		1.33		1.24		2.23
Class R-4:
12/31/2021	11.67	.29	(.40)	(.11)	(.21)	—	—	(.21)	11.35	(.96)	16		.69		.68		2.56
12/31/2020	10.27	.16	1.70	1.86	(.23)	(.23)	—	(.46)	11.67	18.07	7		.79		.77		1.40
12/31/2019	9.82	.24	.54	.78	(.11)	(.22)	—	(.33)	10.27	8.00	4		.90		.89		2.34
12/31/2018	10.15	.31	(.30)	.01	(.34)	—	—	(.34)	9.82	.17	3		1.03		.99		3.16
12/31/2017	10.04	.25	.08	.33	(.11)	(.10)	(.01)	(.22)	10.15	3.26	2		1.06		.99		2.42
Class R-5E:
12/31/2021	11.69	.31	(.41)	(.10)	(.22)	—	—	(.22)	11.37	(.91)	2		.52		.51		2.73
12/31/2020	10.29	.18	1.70	1.88	(.25)	(.23)	—	(.48)	11.69	18.35	2		.60		.58		1.59
12/31/2019	9.83	.26	.54	.80	(.12)	(.22)	—	(.34)	10.29	8.19	—	[6]	.72		.71		2.51
12/31/2018	10.16	.34	(.30)	.04	(.37)	—	—	(.37)	9.83	.38	—	[6]	.82		.77		3.44
12/31/2017	10.05	.28	.08	.36	(.14)	(.10)	(.01)	(.25)	10.16	3.54	—	[6]	.85		.70		2.68
Class R-5:
12/31/2021	11.69	.32	(.40)	(.08)	(.24)	—	—	(.24)	11.37	(.70)	3		.40		.40		2.79
12/31/2020	10.29	.19	1.70	1.89	(.26)	(.23)	—	(.49)	11.69	18.44	3		.51		.49		1.67
12/31/2019	9.83	.27	.54	.81	(.13)	(.22)	—	(.35)	10.29	8.28	1		.62		.61		2.62
12/31/2018	10.15	.34	(.29)	.05	(.37)	—	—	(.37)	9.83	.52	1		.76		.72		3.43
12/31/2017	10.05	.28	.06	.34	(.13)	(.10)	(.01)	(.24)	10.15	3.41	1		.76		.68		2.74
Class R-6:
12/31/2021	11.69	.34	(.42)	(.08)	(.24)	—	—	(.24)	11.37	(.67)	3,149		.36		.36		2.94
12/31/2020	10.29	.20	1.69	1.89	(.26)	(.23)	—	(.49)	11.69	18.49	1,243		.42		.42		1.68
12/31/2019	9.83	.26	.56	.82	(.14)	(.22)	—	(.36)	10.29	8.33	10		.63		.59		2.52
12/31/2018	10.15	.35	(.30)	.05	(.37)	—	—	(.37)	9.83	.56	29		.71		.67		3.47
12/31/2017	10.05	.28	.07	.35	(.14)	(.10)	(.01)	(.25)	10.15	3.46	28		.75		.69		2.70

See end of table for footnotes.

48	American Funds Strategic Bond Fund

Financial highlights (continued)

	Year ended December 31,
Portfolio turnover rate for all share classes[14,15]	2021	2020	2019	2018	2017
Excluding mortgage dollar roll transactions	106%	155%	410%	295%	428%
Including mortgage dollar roll transactions	164%	367%	428%	295%	428%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During the periods shown, CRMC waived a portion of investment advisory services fees, reimbursed a portion of transfer agent services fees for certain share classes and reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Amount less than $.01.
[10]	Not annualized.
[11]	Annualized.
[12]	Class F-3 shares began investment operations on January 27, 2017.
[13]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[15]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements.

American Funds Strategic Bond Fund	49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Strategic Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Strategic Bond Fund (the “Fund”), including the investment portfolio, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 9, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

50	American Funds Strategic Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2021, through December 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Strategic Bond Fund	51

Expense example (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,007.19	$3.64	.72%
Class A – assumed 5% return	1,000.00	1,021.58	3.67	.72
Class C – actual return	1,000.00	1,003.58	7.22	1.43
Class C – assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class T – actual return	1,000.00	1,009.47	2.23	.44
Class T – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class F-1 – actual return	1,000.00	1,008.13	3.59	.71
Class F-1 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class F-2 – actual return	1,000.00	1,009.45	2.28	.45
Class F-2 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class F-3 – actual return	1,000.00	1,009.97	1.72	.34
Class F-3 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 529-A – actual return	1,000.00	1,007.18	3.64	.72
Class 529-A – assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 529-C – actual return	1,000.00	1,004.19	7.48	1.48
Class 529-C – assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-E – actual return	1,000.00	1,006.95	4.70	.93
Class 529-E – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-T – actual return	1,000.00	1,009.13	2.58	.51
Class 529-T – assumed 5% return	1,000.00	1,022.63	2.60	.51
Class 529-F-1 – actual return	1,000.00	1,008.97	2.63	.52
Class 529-F-1 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 529-F-2 – actual return	1,000.00	1,008.53	2.28	.45
Class 529-F-2 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 529-F-3 – actual return	1,000.00	1,009.61	2.08	.41
Class 529-F-3 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-1 – actual return	1,000.00	1,004.58	7.07	1.40
Class R-1 – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 – actual return	1,000.00	1,004.87	6.77	1.34
Class R-2 – assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-2E – actual return	1,000.00	1,005.95	5.71	1.13
Class R-2E – assumed 5% return	1,000.00	1,019.51	5.75	1.13
Class R-3 – actual return	1,000.00	1,007.01	4.86	.96
Class R-3 – assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 – actual return	1,000.00	1,008.61	3.34	.66
Class R-4 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5E – actual return	1,000.00	1,009.19	2.48	.49
Class R-5E – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class R-5 – actual return	1,000.00	1,009.79	1.87	.37
Class R-5 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class R-6 – actual return	1,000.00	1,009.96	1.72	.34
Class R-6 – assumed 5% return	1,000.00	1,023.49	1.73	.34

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

52	American Funds Strategic Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2021:

Qualified dividend income	$118,000
Section 163(j) interest dividends	$174,476,000
U.S. government income that may be exempt from state taxation	$71,075,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

American Funds Strategic Bond Fund	53

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2020, through September 30, 2021. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

54	American Funds Strategic Bond Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2015	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2015	Private investor	91	None
Merit E. Janow, 1958	2015	Dean and Professor, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2015	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 56 for footnotes.

American Funds Strategic Bond Fund	55

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Ritchie Tuazon, 1978 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama,1970 Principal Executive Officer	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
David A. Hoag, 1965 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company [6]
Damien J. McCann, 1977 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

56	American Funds Strategic Bond Fund

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American Funds Strategic Bond Fund	57

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58	American Funds Strategic Bond Fund

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American Funds Strategic Bond Fund	59

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

60	American Funds Strategic Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Strategic Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Strategic Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

SBF

Registrant:

a) Audit Fees:
Audit	2020	188,000
	2021	97,000

b) Audit-Related Fees:
	2020	None
	2021	1,000

c) Tax Fees:
	2020	10,000
	2021	10,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,477,000
	2021	1,427,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	40,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	None
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,527,000 for fiscal year 2020 and $1,441,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS STRATEGIC BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 28, 2022

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2022